LETTER OF CREDIT, LOAN AND SECURITY AGREEMENT


      THIS LETTER OF CREDIT, LOAN AND SECURITY AGREEMENT (this "Agreement") is made as of this 7th day of February, 2000, between AIRPORT SYSTEMS INTERNATIONAL, INC., a Kansas corporation ("ASI"), and DCI, INC., a Kansas corporation and a wholly-owned subsidiary of ASI ("DCI"; ASI and DCI being hereinafter sometimes collectively referred to as the "Borrowers"), and BANK OF AMERICA, N.A., a national banking association (the "Bank").

                                    RECITALS

      WHEREAS, the Borrowers have applied to the Bank for a direct loan (the "Loan") and for a commitment by the Bank to issue standby and commercial letters of credit to designated beneficiaries for the account of the Borrowers (the "Letters of Credit"), the Borrowers' Obligations with respect to which shall not exceed United States Six Million Dollars (U.S. $6,000,000) in the aggregate amount at any one time outstanding, to be used to finance export working capital requirements of ASI; and

      WHEREAS, the Bank is willing to extend the Loan to the Borrowers and to issue the Letters of Credit, if requested, upon the terms and subject to the conditions of this Agreement.

                                   AGREEMENTS

      NOW, THEREFORE, in consideration of the mutual agreements herein and other good and valuable consideration, the Borrowers and the Bank hereby agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

      1.1      DEFINED TERMS.         As   used   in   this   Agreement,   the
following terms shall have the following meanings:

               "ACCOUNT DEBTOR" means the Person who is obligated on a Receivable.

               "ACQUIRE", as applied to any Business Unit or Investment, means the acquisition of such Business Unit or Investment by purchase, exchange, issuance of stock or other securities, or by merger, reorganization or any other method.

               "AFFILIATE" means, with respect to a Person, (a) any executive officer, director, employee or managing agent of such Person, (b) any spouse, parents, brothers, sisters, children and grandchildren of such Person, (c) any association, partnership, trust, entity or enterprise in which such Person is a director, executive officer or general partner, (d) any other Person that, (i) directly or indirectly, through one or more intermediaries, controls, or is controlled by, or is under common control with, such given Person, (ii) directly or indirectly beneficially owns or holds 10% or more of any class of voting stock or partnership or other interest of such Person or any Subsidiary of such Person, or (iii) 10% or more of the voting stock or partnership or other interest of which is directly or indirectly beneficially owned or held by such Person or a Subsidiary of such Person. The term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities or partnership or other interests, by contract or otherwise.

               "AGREEMENT" shall mean this Letter of Credit, Loan and Security Agreement, including the Exhibits and Schedules hereto, as it may from time to time be amended, supplemented or otherwise modified in accordance with the terms hereof.

               "APPLICATION AND AGREEMENT FOR COMMERCIAL LETTER OF CREDIT" shall mean an Application and Agreement for Commercial Letter of Credit in substantially the form attached hereto as EXHIBIT A and made a part hereof, or in such other form which is provided by the Bank to the Borrowers as the form of Application and Agreement which is then in use by the Bank in connection with the issuance of its Commercial Letters of Credit, which is executed by the Borrowers and delivered to the Bank in connection with a request for the issuance of a Commercial Letter of Credit.

               "APPLICATION AND AGREEMENT FOR STANDBY LETTER OF CREDIT" shall mean an Application and Agreement for Standby Letter of Credit in substantially the form attached hereto as EXHIBIT B and made a part hereof, or in such other form which is provided by the Bank to the Borrowers as the form of Application and Agreement which is then in use by the Bank in connection with the issuance of its Standby Letters of Credit, which is executed by the Borrowers and delivered to the Bank in connection with a request for the issuance of a Standby Letter of Credit.

               "ASSETS" means all assets of a Person determined in accordance with GAAP and includable on a balance sheet of such Person prepared in accordance with GAAP.

               "AUTHORIZED BORROWERS' REPRESENTATIVE" shall have the meaning given to such term in SECTION 4.6 of this Agreement.

               "AVAILABLE COMMITMENT" shall mean, at any particular time, an amount equal to the DIFFERENCE BETWEEN (a) the lesser of (i) the amount of the Commitment at such time, (ii) $8,000,000 less the outstandings under the line of credit in the maximum amount of U.S. $3,000,000 which is being extended by the Bank to the Borrowers as part of the Domestic Financing, (iii) the Collateral Value at such time and (iv) the export working capital needs of ASI, AND (b) the Utilized Portion of the Commitment; provided,



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however that in no event will the Available Commitment for Loan advances and
Letters of Credit exceed the amount of the Commitment.

               "BANK COMMITMENT LETTER" shall mean the Bank's Commitment Letter dated January 14, 2000, addressed to ASI.

               "BENEFIT PLAN" means an employee benefit plan as defined in
Section 3(35) of ERISA (other than a Multiemployer Plan) in respect of which a Person or any Related Company is, or within the immediately preceding 6 years was, an "employer" as defined in Section 3(5) of ERISA, including such plans as may be established after the Agreement Date.

               "BORROWERS' ACCOUNT" shall mean the Borrowers' account number 332200008673 with the Bank.

               "BORROWERS' OBLIGATIONS" shall mean, collectively, the Loan Obligations and the Letter of Credit Obligations, together with all other sums due from the Borrowers to the Bank under the terms of the Financing Documents.

               "BORROWING BASE CERTIFICATE" shall mean a Certificate in substantially the form attached hereto as EXHIBIT C and made a part hereof, which is completed and executed by ASI and delivered to the Bank at such times as are required by the terms and conditions of SECTION 8.1(G) hereof.

               "BUSINESS DAY" shall mean a day on which commercial banking institutions are open for business in Kansas City, Missouri.

               "BUSINESS UNIT" means the assets constituting the business, or a division or operating unit thereof, of any Person.

               "CAPITAL EXPENDITURE" means, with respect to any Person, all expenditures made and liabilities incurred for the acquisition of assets (other than assets which constitute a Business Unit) which are not, in accordance with GAAP, treated as expense items for such Person in the year made or incurred or as a prepaid expense applicable to a future year or years.

               "COLLATERAL" means and includes all of each Borrower's right, title and interest in and to each of the following, wherever located and whether now or hereafter existing or now owned or hereafter acquired or arising:

               (a)    all Receivables;

               (b)    all Inventory;

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

               (c)    all Equipment;

               (d)    all Contract Rights;

               (e)    all General Intangibles;

               (f)    all Deposit Accounts;

               (g)    all Real Estate;

               (h) all goods and other property, whether or not delivered, (i) the sale or lease of which gives or purports to give rise to any Receivable, including, but not limited to, all merchandise returned or rejected by or repossessed from customers, or (ii) securing any Receivable, including, without limitation, all rights of an unpaid vendor or lienor (including, without limitation, stoppage in transit, replevin and reclamation) with respect to such goods and other properties,

               (i) all mortgages, deeds to secure debt and deeds of trust on real or personal property, guaranties, leases, security agreements and other agreements and property which secure or relate to any Receivable or other Collateral or are acquired for the purpose of securing and enforcing any item thereof,

               (j) all documents of title, policies and certificates of insurance, securities, chattel paper and other documents and instruments evidencing or pertaining to any and all items of Collateral,

               (k) all files, correspondence, computer programs, tapes, disks and related data processing software which contain information identifying or pertaining to any of the Collateral or any Account Debtor or showing the amounts thereof or payments thereon or otherwise necessary or helpful in the realization thereon or the collection thereof,

               (l) all cash deposited with the Bank or any Affiliate thereof or which the Bank is entitled to retain or other possess as collateral pursuant to the provisions of this Agreement or any of the Documents; and

               (m) any and all products and cash and non-cash Proceeds of the foregoing (including, but not limited to, any claims to any items referred to in this definition and any claims against third parties for loss of, damage to or destruction of any or all of the Collateral or for proceeds payable under or unearned premiums with respect to policies of insurance) in whatever form, including, but not limited to, cash, negotiable instruments and other instruments for the payment of money, chattel paper, security agreement and other documents.

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

               "COLLATERAL VALUE" shall mean the value of the Collateral, from time to time, as determined in accordance with the provisions of Section 5.3 of this Agreement.

               "COMMERCIAL LETTER OF CREDIT" shall mean a Commercial Letter of Credit issued for the account of the Borrowers by the Bank to a designated beneficiary, which is supplying goods or services to ASI in connection with the export of services or goods by ASI, upon receipt of an executed Application and Agreement for Commercial Letter of Credit, which Commercial Letter of Credit shall be issued subject to the UCP, shall be payable in Dollars and shall be in form and content satisfactory to the Bank in all respects.

               "COMMITMENT" shall mean the commitment of the Bank to extend to or issue for the account of the Borrowers, as the case may be, the Loan and the Letters of Credit in accordance with the terms and conditions of this Agreement, the outstanding Borrowers' Obligations with respect to which shall not exceed United States Six Million Dollars (U.S. $6,000,000) in the aggregate at any one time outstanding.

               "COMMITMENT PERIOD" shall mean the period during which the Commitment will be available to be accessed by ASI, which period begins on the Effective Date, provided all conditions precedent contained in Article VII hereof have been satisfied, and ends on the Termination Date.

               "CONTRACT RIGHTS" means and includes, as to any Person, all of such Person's then owned or existing and future acquired or arising rights under contracts not yet earned by performance and not evidenced by an instrument or chattel paper, to the extent that the same may lawfully be assigned.

               "CURRENT RATIO" means the ratio of Borrowers' current Assets to Borrowers' current Liabilities measured at any given time.

               "DEBT SERVICE COVERAGE RATIO" means with respect to any period, the ratio of (i) Net Income (excluding any after-tax gains or losses on the sale of assets, (other than the sale of Inventory in the ordinary course of business) and excluding other after-tax extraordinary gains or losses), PLUS interest expense, PLUS depreciation and amortization deducted in determining Net Income for such period, OVER (ii) current principal maturities of long term debt (including without limitation all Subordinated Debt) and Capitalized Lease Obligations (including without limitation all payments by the Borrowers under the Bond Documents as defined in the documents relating to the Domestic Financing) paid or scheduled to be paid during such period, PLUS interest expense.

               "DEFAULT" shall mean any of the events specified in SECTION 11.1 hereof, whether or not any requirement for the giving of notice, the lapse of time, or both, or any other condition, has been satisfied.

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

               "DEPOSIT ACCOUNTS" means any demand, time, savings, passbook or like account maintained with a bank, savings and loan association, credit union or like organization, other than an account evidenced by a certificate of deposit that is an instrument under the UCC.

               "DOLLARS" and the sign "$" shall mean dollars in lawful money of the United States of America and, in relation to all payments in Dollars hereunder, shall mean same day or immediately available funds.

               "DOMESTIC INVENTORY" shall mean all Inventory other than Export Inventory.

               "DOMESTIC FINANCING" shall mean the line of credit, letters of credit and term loan facilities extended by the Bank to the Borrowers for the purpose of refinancing certain existing debt and financing the Borrowers' domestic working capital requirements, which line of credit is evidenced and secured by a Loan and Security Agreement of even date herewith by and among the Borrowers and the Bank and the other Loan Documents described therein.

               "DOMESTIC RECEIVABLES" shall mean Receivables, the Account Debtor with respect to which is a U.S. Person.

               "EBITDA" means, with respect to any period, Net Income (or Net
Loss) plus interest expense, income tax expense, depreciation and amortization for such period determined by GAAP.

               "ERISA" means the Employee Retirement Income Security Act of 1974, as in effect from time to time, and any successor statute.

               "EFFECTIVE DATE" shall mean the later of (a) the date on which this Agreement shall have been executed and delivered by the parties hereto and
(b) the first date on which all of the conditions precedent set forth in SECTION
7.1 shall have been satisfied in full or waived by the Bank.

               "ENVIRONMENTAL LAWS" means all federal, state local and foreign laws now or hereafter in effect relating to pollution or protection of the environment, including laws relating to emissions, discharges, releases or threatened releases of pollutants, contaminants, chemicals or industrial, toxic or hazardous substances or wastes into the environment (including, without limitation, ambient air, surface water, ground water or land) or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, removal, transport or handling of pollutants, contaminants, chemicals or industrial, toxic or hazardous substances or wastes, and any and all regulations, notices or demand letters issued, entered, promulgated or approved thereunder.

               "EQUIPMENT" means and includes, as to any Person, all of such Person's then owned or existing and future acquired or arising machinery, apparatus, equipment, motor vehicles, tractors, trailers, rolling stock, fittings, and other tangible personal property (other than inventory) of every kind and description used in such Person's business operations or owned by such Person or in which such Person has an interest and all parts, accessories and special tools and all increases and accessions thereto and substitutions and replacements therefor.

               "EVENT OF DEFAULT" shall mean any of the events specified in
SECTION 11.1 hereof, provided that any requirement for the giving of notice, the lapse of time, or both, or any other condition, has been satisfied.

               "EXPORT INVENTORY" shall mean Inventory which is specifically designated for sale to a non-U.S. Person. To the extent that it is not possible to distinguish between Domestic Inventory and Export Inventory, 75% of the Inventory of ASI shall be deemed to be Export Inventory and 25% of Inventory of ASI shall be deemed to be Domestic Inventory.

               "EXPORT RECEIVABLES" shall mean Receivables the Account Debtor with respect to which is a non-U.S. Person.

               "EXIMBANK" shall mean the Export-Import Bank of the United States, an agency of the government of the United States, its successors and assigns.

               "EXIMBANK BORROWER AGREEMENT" shall mean the Borrower Agreement of even date herewith executed by the Borrowers in favor of EXIMBANK and acknowledged by the Bank, which is required by EXIMBANK as a condition to the EXIMBANK Guaranty.

               "EXIMBANK GUARANTY" shall mean EXIMBANK Master Guarantee Agreement between the Bank and EXIMBANK, together with the Delegated Authority Letter Agreement between the Bank and EXIMBANK, pursuant to which EXIMBANK has guaranteed to the Bank a portion of the Borrowers' Obligations, as provided therein.

               "FINANCING DOCUMENTS" shall mean, collectively, the Bank Commitment Letter, this Agreement, all Applications and Agreements for Standby Letters of Credit and Standby Letters of Credit issued pursuant thereto, all Applications and Agreements for Commercial Letters of Credit and Commercial Letters of Credit issued pursuant thereto, the Promissory Note, the EXIMBANK Borrower Agreement, the EXIMBANK Guaranty, the Subordination Agreements and any other documents, certificates and agreements which are hereafter executed and delivered by the Borrower or any other Person in connection with any of the Borrowers' Obligations.

               "FIXED CHARGES" means, for any period, (a) Interest Expense, plus
(b) payments of principal actually made with respect to Indebtedness, including payments with respect to Capitalized Leases.

               "FUNDED DEBT RATIO" means Indebtedness for Money Borrowed (but specifically excluding Subordinated Debt) PLUS outstanding letters of credit over EBITDA.

               "GAAP" means generally accepted principles consistently applied and maintained throughout the period indicated and consistent with the prior financial practice of the Person referred to.

               "GENERAL INTANGIBLES" means, as to any Person, all of such Person's then owned or existing and future acquired or arising general intangibles, choses in action and causes of action and all other intangible personal property of such Person of every kind and nature (other than Receivables), including, without limitation, Intellectual Property, corporate or other business records, inventions, designs, blueprints, plans, specifications, trade secrets, goodwill, computer software, customer lists, registrations, licenses, franchises, tax refund claims, reversions or any rights thereto and any other amounts payable to such Person from any Benefit Plan, Multiemployer Plan or other employee benefit plan, rights and claims against carriers and shippers, rights to indemnification, business interruption insurance and proceeds thereof, property, casualty or any similar type of insurance and any proceeds thereof, proceeds of insurance covering the lives of key employees on which such Person is beneficiary and any letter of credit, guarantee, claims, security interest or other security held by or granted to such Person to secure payment by an Account Debtor of any of the Receivables.

               "GOVERNMENTAL APPROVALS" means all authorizations, consents, approvals, licenses and exemptions of, registrations and filings with, and reports to, all governmental bodies, whether federal, state, local foreign national or provincial, and all agencies thereof.

               "GOVERNMENTAL AUTHORITY OR AUTHORITIES" shall mean any governmental or quasi-governmental entity, court or tribunal including, without limitation, any department, commission, board, bureau, agency, administration, service or other instrumentality of any foreign or domestic governmental entity, but excluding EXIMBANK.

               "GUARANTY", "GUARANTEED" or to "GUARANTEE," as applied to any obligation of another Person shall mean and include:

               (a) a guaranty (other than by endorsement of negotiable instruments for collection in the ordinary course of business), directly or indirectly, in any manner, of any part or all of such obligation of such other Person, and

               (b) an agreement, direct or indirect, contingent or otherwise, and whether or not constituting a guaranty, the practical effect of which is to assure the payment or performance (or payment of damage in the event of nonperformance) of any part or all of such obligation of such other Person whether by (i) the purchase of securities or obligations, (ii) the purchase, sale or lease (as lessee or lessor) of property or the purchase or sale of services primarily for the purpose of enabling the obligor with respect to such obligation to make any payment or performance (or payment of damages in the event of nonperformance) of or on account of any part or all of such obligation or to assure the owner of such obligation against loss, (iii) supplying of funds to, or in any other manner investing in, the obligor with respect to such obligation, (iv) repayment of amounts drawn down by beneficiaries of letters of credit, or (v) the supplying of funds to or investing in a Person on account of all or any part of such Person's obligation under a guaranty of any obligation or indemnifying or holding harmless, in any way, such Person against any part or all of such obligation.

               "ISP" shall mean the International Standby Practices - ISP98, International Chamber of Commerce Publication No. 590, and any amendments and revisions thereof.

               "INDEBTEDNESS" of any Person means, without duplication, (a) Liabilities, (b) all obligations for Money Borrowed or for the deferred purchase price of property or services or in respect of reimbursement obligations under letters of credit, (c) all obligations represented by bonds, debentures, notes and accepted drafts that represent extensions of credit, (d) Capitalized Lease Obligations, (e) all obligations (including, during the noncancellable term of any lease in the nature of a title retention agreement, all future payment obligations under such lease discounted to their present value in accordance with GAAP) secured by any Lien to which any property or asset owned or held by such Person is subject, whether or not the obligation secured thereby shall have been assumed by such Person, (f) all obligations of other Persons which such Person has Guaranteed, including, but not limited to, all obligations of such Person consisting of recourse liability with respect to accounts receivable sold or otherwise disposed of by such Person, and (g) in the case of the Borrowers (without duplication) the Loans.

               "INTELLECTUAL PROPERTY" means, as to any Person, all of such Person's then owned existing and future acquired or arising patents, patent rights, copyrights, works which are the subject of copyrights, trademarks, service marks, trade names, trade styles, patent, trademark and service mark applications, and all licenses and rights related to any of the foregoing and all other rights under any of the foregoing, all extensions, renewals, reissues, divisions, continuations and continuations-in-part of any of the foregoing and all rights to sue for past, present and future infringements of any of the foregoing.

               "INTEREST EXPENSE" means interest on Indebtedness during the period for which computation is being made, excluding (a) the amortization of fees and costs


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incurred with respect to the closing of loans which have been capitalized as transaction costs, and (b) interest paid in kind.

               "INTEREST RATE PROTECTION AGREEMENT" means (a) any and all rate swap transactions, basis swaps, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement, or (b) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Associations, Inc., or any other master agreement (any such master agreement, together with any related schedules, as amended, restated, extended, supplemented or otherwise modified in writing from time to time, a "Master Agreement"), including but not limited to any such obligations or liabilities under any Master Agreement.

               "INVENTORY" means and includes, as to any Person, all of such Person's then owned or existing and future acquired or arising (a) goods intended for sale or lease or for display or demonstration, (b) work in process,
(c) raw materials and other materials and supplies of every nature and description used or which might be used in connection with the manufacture, packing, shipping, advertising, selling, leasing or furnishing of goods or otherwise used or consumed in the conduct of business, and (d) documents evidencing and general intangibles relating to any of the foregoing.

               "INVESTMENT" means, with respect to any Person: (a) the direct or indirect purchase or acquisition of any beneficial interest in, any share of capital stock of, evidence of Indebtedness of or other security issued by any other Person, (b) any loan, advance or extension of credit to, or contribution to the capital of, any other Person, excluding advances to employees in the ordinary course of business for business expenses, (c) any Guaranty of the obligations of any other Person, or (d) any commitment or option to take any of the actions described in clauses (a), (b) or (c) above.

               "LETTER OF CREDIT" shall mean either a Commercial Letter of Credit or a Standby Letter of Credit.

               "LETTER OF CREDIT OBLIGATIONS" shall mean, in respect of each Standby Letter of Credit and each Commercial Letter of Credit, as the case may be, the obligation of the Borrowers to pay to the Bank all sums required to be paid by the terms of the related Application and Agreement for Standby Letter of Credit or Application and



                                       10
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Agreement for Commercial Letter of Credit and any related Borrowers' Obligations described by the terms of this Agreement.

               "LIABILITIES" means all liabilities of a Person determined in accordance with GAAP and includable on a balance sheet of such Person prepared in accordance with GAAP, including without limitation, the obligations of the Borrowers under the Bond Documents (as defined in the documents relating to the Domestic Financing).

               "LIABILITIES RATIO" means Liabilities PLUS outstanding letters of credit LESS Subordinated Debt OVER Tangible Net Worth. For purposes of this definition, the obligations of the Borrowers under the Bond Documents will not be "double counted" with the Bond Letter of Credit Obligations (as such terms are defined in the documents relating to the Domestic Financing.

               "LIEN" shall mean any mortgage, security deed or deed of trust, pledge, hypothecation, assignment, deposit arrangement, lien, charge, claim, security interest, security title, easement or encumbrance, or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever, including (without limitation) any lease or title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing and any security interest under the UCC or comparable law of any jurisdiction.

               "LOAN" shall mean the direct loan advances to be made available by the Bank to ASI in accordance with the provisions of ARTICLE II of this Agreement.

               "LOAN OBLIGATIONS" shall mean the obligation of the Borrowers to repay to the Bank the principal amount of the Loan, together with interest thereon, in accordance with the terms of the Promissory Note, and any related Borrowers' Obligations described by the terms of this Agreement and the Promissory Note.

               "MATERIAL ADVERSE EFFECT" shall mean a material adverse effect on
(a) the business, assets, operations, prospects or financial or other condition of any Borrower or any Guarantor, (b) the Borrowers' ability to pay and perform the Borrowers' Obligations in accordance with the terms of this Agreement and the other Financing Documents, (c) the Collateral, the Bank's Lien on the Collateral or the priority of the Bank's Lien on the Collateral, or (d) the Bank's rights and remedies under this Agreement or any of the other Financing Documents.

               "MONEY BORROWED" means, as applied to Indebtedness, (a) Indebtedness for money borrowed, (b) Indebtedness, whether or not in any such case the same was for money borrowed, (i) represented by notes payable and drafts accepted, that represent extensions of credit, (ii) constituting obligations evidenced by bonds, debentures, notes or similar instruments, or
(iii) upon which interest charges are customarily paid (other than trade Indebtedness) or that was issued or assumed as full or partial payment for property,


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

(c) Indebtedness that constitutes a Capitalized Lease Obligation, and
(d) Indebtedness that is such by virtue of clause (f) of the definition thereof, but only to the extent that the obligations Guaranteed are obligations that would constitute Indebtedness for Money Borrowed.

               "MULTIEMPLOYER PLAN" means a "multiemployer plan" as defined in
Section 4001(a)(3) of ERISA to which either Borrower or a Related Company is required to contribute or has contributed within the immediately preceding 6 years.

               "NET INCOME" or "NET LOSS" means, as applied to any Person, the net income (or net loss) of such Person for the period in question after giving effect to deduction of or provision for all operating expenses, all taxes and reserves (including reserves for deferred taxes and all other proper deductions), all determined in accordance with GAAP.

               "NET WORTH" of any Person means the total shareholders' equity (including Subordinated Indebtedness, capital stock, additional paid-in capital and retained earnings, after deducting treasury stock) which would appear as such on a balance sheet of such Person prepared in accordance with GAAP.

               "OPERATING LEASE" means any lease (other than a lease constituting a Capitalized Lease Obligation) of real or personal property.

               "PBGC" means the Pension Benefit Guaranty Corporation or any successor agency.

               "PERMITTED INDEBTEDNESS FOR MONEY BORROWED" means (a) Permitted Purchase Money Indebtedness, and (b) Subordinated Indebtedness.

               "PERMITTED INVESTMENTS" means Investments of the Borrowers in:
(a) negotiable certificates of deposit, time deposits and banker's acceptances issued by the Bank or any Affiliate of the Bank or by any United States bank or trust company having capital, surplus and undivided profits in excess of $250,000,000, (b) any direct obligation of the United States of America or any agency or instrumentality thereof which has a remaining maturity at the time of purchase of not more than one year and repurchase agreements relating to the same, (c) sales on credit in the ordinary course of business on terms customary in the industry, and (d) notes, accepted in the ordinary course of business, evidencing overdue accounts receivable arising in the ordinary course of business.

               "PERMITTED LIENS" shall mean, with respect to a Borrower, (a) Liens for taxes, assessments or other governmental charges or levies not delinquent, or being contested in good faith and by appropriate proceedings and with respect to which proper reserves have been taken by such Borrower; PROVIDED, THAT, the Lien shall have no effect on the priority of the Liens in favor of the Bank or the value of the assets in which the Bank has such a Lien and a stay of enforcement of any such Lien shall be in effect; (b) deposits or pledges securing obligations under worker's compensation, unemployment insurance, social security or public liability laws or similar legislation; (c) deposits or pledges securing bids, tenders, contracts (other than contracts for the payment of money), leases, statutory obligations, surety and appeal bonds and other obligations of like nature arising in the ordinary course of such Borrower's business; (d) judgment Liens that have been stayed or bonded or in respect of which the Borrowers are fully protected by insurance (subject to a reasonable deductible); (e) mechanics', workers', materialmen's or other like Liens arising in the ordinary course of Borrower's business with respect to obligations which are not due; (f) Liens placed upon fixed assets hereafter acquired to secure a portion of the purchase price thereof, provided, that, any such Lien shall not encumber any other property of Borrower; (g) security interests being terminated concurrently with the execution of the Financing Documents; (h) Liens specifically described in and created by the Bond Documents (as defined in the documents relating to the Domestic Financing); (i) Liens in favor of the Bank securing the Borrowers' Obligations; (j) Liens in favor of the Bank securing the Domestic Financing and
(k) subordinated liens with respect to the Subordinated Indebtedness (as defined in the documents relating to the Domestic Financing).

               "PERMITTED OVERADVANCES" shall mean Loan advances made to ASI or Letters of Credit issued for the account of the Borrowers in an aggregate amount which would cause the Collateral Value to be exceeded, provided that (i) the aggregate amount of such Permitted Overadvances does not exceed five percent (5%) of the Commitment; (ii) the aggregate amount of all outstanding Borrowers' Obligations including Borrowers' Obligations in respect of Permitted Overadvances does not exceed the Commitment; and (iii) such Permitted Overadvances are not outstanding for more than ninety (90) consecutive days.

               "PERMITTED PURCHASE MONEY INDEBTEDNESS" means Purchase Money Indebtedness secured only by Purchase Money Liens and Capitalized Lease Obligations, incurred by the Borrower after the Agreement Date, up to an aggregate amount outstanding at any time equal to $50,000.

               "PERSON" shall mean an individual, a partnership, a corporation, a trust, any other organization or entity or any government or governmental body or authority.

               "PRIME RATE" means during the period from the Effective Date through the last day of the month in which the Effective Date falls, the per annum rate of interest publicly announced by the Bank at its principal office as its "prime rate" as in effect on the Effective Date, and thereafter during each succeeding calendar month, means such "prime rate' as in effect on the last Business Day of the immediately preceding calendar month. Any change in an interest rate resulting from a change in the Prime Rate shall become effective as of 12:01 a.m. on the first day of the month following the month in which such change was announced. The Prime Rate is a reference used by the Bank in determining interest rates on certain loans and is not intended to be the lowest rate of interest charged on any extension of credit to any debtor.

               "PROCEEDS" or "PROCEEDS" means, when used with respect to any of the Collateral, all cash and non-cash proceeds within the meaning of the UCC and shall include the proceeds of any and all insurance policies.

               "PROCEEDS OF THE EXPORT RECEIVABLES AND EXPORT INVENTORY" shall mean all cash and non-cash proceeds of the Borrowers' Export Receivables and Export Inventory, all of which constitute part of the Collateral.

               "PROMISSORY NOTE" shall mean the Promissory Note of even date herewith executed by the Borrowers in favor of the Bank and containing the terms and conditions under which the principal amount of the Loan, together with interest thereon, will be repaid, as the same may from time to time be amended, supplemented or otherwise modified in accordance with the terms thereof and of this Agreement.

               "PURCHASE MONEY INDEBTEDNESS" means Indebtedness created to finance the payment of all or any part of the purchase price (not in excess of the fair market value thereof) of any tangible asset (other than Inventory) and incurred at the time of or within 10 days prior to or after the acquisition of such tangible asset.

               "PURCHASE MONEY LIEN" means any Lien securing Purchase Money Indebtedness, but only if such Lien shall at all times be confined solely to the tangible asset (other than Inventory) the purchase price of which was financed through the incurrence of the Purchase Money Indebtedness secured by such Lien.

               "RECEIVABLES" means and includes, as to any Person, all of such Person's then owned or existing and future acquired or arising (a) rights to the payment of money or other forms of consideration of any kind (whether classified under the UCC as accounts, contract rights, chattel paper, general intangibles or otherwise) including, but not limited to, accounts receivable, letters of credit and the right to receive payment thereunder, chattel paper, tax refunds, insurance proceeds, Contract Rights, notes, drafts, instruments, documents, acceptances and all other debts, obligations and liabilities in whatever form from any Person and guaranties, security and liens securing payment thereof, (b) goods, whether now owned or hereafter acquired, and whether sold, delivered, undelivered, in transit or returned, which may be represented by, or the sale or lease of which may have given rise to , any such right to payment or other debt, obligation or liability, and (c) cash and non-cash proceeds of any of the foregoing.

               "RELATED COMPANY" means, as to any Person, any (a) corporation which is a member of the same controlled group of corporations (within the meaning of Section 414(b) of the Code) as such Person, (b) partnership or other trade or business (whether or not incorporated under common control (within the meaning of Section 414(c) of the Code) with such Person, or (c) member of the same affiliated service group (within the meaning of Section 414(m) of the Code) as such Person or any corporation described in clause (a) above or any partnership, trade or business described in clause (b) above.

               "RESTRICTED DISTRIBUTION" by any Person means (a) its retirement, redemption, purchase, or other acquisition for value of any capital stock or other equity securities or partnership interests issued by such Person, (b) the declaration or payment of any dividend or distribution on or with respect to any such securities or partnership interests, (c) any loan or advance by such Person to, or other investment by such Person in, the holder of any of such securities or partnership interests, and (d) any other payment by such Person in respect of such securities or partnership interests.

               "RESTRICTED PAYMENT" means (a) any redemption, repurchase or prepayment or other retirement, prior to the stated maturity thereof or prior to the due date of any regularly scheduled installment or amortization payment with respect thereto, of any Indebtedness of a Person (other than the Borrowers' Obligations, the Borrowers' Obligations in respect of the Domestic Financing and trade debt), and (b) the payment by any Person of the principal amount of or interest on any Indebtedness (other than trade debt) owing to an Affiliate of such Person.

               "STANDBY LETTER OF CREDIT" shall mean a Standby Letter of Credit issued for the account of the Borrowers by the Bank to a designated beneficiary, which beneficiary shall be entitled to make a drawing thereunder only if ASI fails to perform all of its obligations with respect to an export purchase order, upon receipt of an executed Application and Agreement for Standby Letter of Credit, which Standby Letter of Credit shall be issued subject to the ISP or the UCP and shall be in form and content satisfactory to the Bank in all respects.

               "SUBORDINATION AGREEMENTS" shall mean, collectively, the Subordination Agreements described in Schedule 1.1.

               "SUBSIDIARY" when used to determine the relationship of a Person to another Person, means a Person of which an aggregate of 50% or more of the stock of any class or classes or 50% or more of other ownership interests is owned of record or beneficially by such other Person or by one or more Subsidiaries of such other Person or by such other Person and one or more Subsidiaries of such Person, (i) if the holders of such stock or other ownership interests (A) are ordinarily, in the absence of contingencies, entitled to vote for the election of a majority of the directors (or other individuals performing similar functions) of such Person, even though the right so to vote has been suspended by the happening of such a contingency, or (B) are entitled, as such holders, to vote for the election of a majority of the directors (or individuals performing similar functions) of such Person, whether or not the right so to vote exists by reason of the happening of a contingency, or (ii) in the case of such other ownership interests, if such ownership interests constitute a majority voting interest.

               "TANGIBLE NET WORTH" means, as applied to any Person, the Net Worth of such Person at the time in question, after deducting therefrom the amount of all intangible items reflected therein, including all unamortized debt discount and expense, unamortized research and development expense, unamortized deferred charges, goodwill, Intellectual Property, unamortized excess cost of investment in Subsidiaries over equity at dates of acquisition, and all similar items which should properly be treated as intangibles in accordance with GAAP PLUS Subordinated Indebtedness.

               "TERMINATION DATE" shall mean August 7, 2001 (unless such date is not a Business Day, in which case the Termination Date shall be the next succeeding Business Day), unless the Termination Date is otherwise accelerated in accordance with SECTION 11.2 hereof, or unless the Termination Date is extended in the sole and absolute discretion of the Bank.

               "TERMINATION EVENT" means with respect to any Benefit Plan subject to Title IV of ERISA, (a) a "Reportable Event" as defined in Section 4043(b) of ERISA, but excluding any such event as to which the provision for 30 days' notice to the PBGC is waived under applicable regulations, (b) the filing of a notice of intent to terminate a Benefit Plan or the treatment of a Benefit Plan amendment as a termination under Section 4041 of ERISA, or (c) the institution of proceedings to terminate a Benefit Plan by the PBGC under Section 4042 of ERISA or the appointment of a trustee to administer any Benefit Plan.

               "UCC" means the Uniform Commercial Code as in effect from time to time in the State of Kansas.

               "UCP" shall mean the Uniform Customs and Practice for Documentary Credits (1993 Revision), International Chamber of Commerce Publication No. 500 and any amendments and revisions thereof.

               "UNFUNDED CAPITAL EXPENDITURES" means Capital Expenditures which are paid for by a Person other than with the proceeds of Indebtedness for Money Borrowed (other than the Loans) incurred to finance such Capital Expenditures and other than those represented by Capitalized Lease Obligations.

               "UNFUNDED VESTED ACCRUED BENEFITS" means, with respect to any Benefit Plan subject to Title IV of ERISA, at any time, the amount (if any) by which (a) the present value of all vested nonforfeitable benefits under such Benefit Plan exceeds (b) the fair market value of all Benefit Plan assets allocable to such benefits, as determined using reasonable actuarial assumptions and methods as are specified in the Schedule B

(Actuarial Information) to the most recent Annual Report (Form 5500) filed with respect to such Benefit )Plan.

               "U.S. PERSON" shall mean any Person which is a Governmental Authority or personal or corporate resident of the United States.

               "UTILIZED PORTION OF THE COMMITMENT" shall mean the sum of (a) all outstanding advances of the Loan, (b) all amounts which have been drawn and not reimbursed by the beneficiaries of all Letters of Credit, and (c) 25% of all amounts which are then available to be drawn by the beneficiaries of all Letters of Credit.

               "WARRANTY LETTER OF CREDIT" shall mean a Standby Letter of Credit which is issued by the Bank to secure the obligations of ASI to guarantee to the Account Debtor that goods or services will function as intended for a specified period.

      1.2      OTHER REFERENTIAL PROVISIONS.

               (a) All terms in this Agreement, the Exhibits and Schedules hereto shall have the same defined meanings when used in any other Financing Documents, unless the context shall required otherwise.

               (b) Except as otherwise expressly provided herein, all accounting terms not specifically defined or specified herein shall have the meanings generally attributed to such terms under GAAP including, without limitation, applicable statements and interpretations issued by the Financial Accounting Standards Board and bulletins, opinions, interpretations and statements issued by the American Institute of Certified Public Accountants or its committees.

               (c) All personal pronouns used in this Agreement, whether used in the masculine, feminine or neuter gender, shall include all other genders, the singular shall include the plural, and the plural shall include the singular.

               (d) The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provisions of this Agreement.

               (e) Titles of Articles and Sections in this Agreement are for convenience only, do not constitute part of this Agreement and neither limit nor amplify the provisions of this Agreement, and all references in this Agreement to Articles, Sections, Subsections, paragraphs, clauses, subclauses, Schedules or Exhibits shall refer to the corresponding Article, Section, Subsection, paragraph, clause or subclause of, or Schedule or Exhibit attached to, this Agreement, unless specific reference is made to the articles, sections or other subdivisions or divisions of, or to schedules or exhibits to, another document or instrument.

               (f) Each definition of a document in this Agreement shall include such document as amended, modified, supplemented or restated from time to time in accordance with the terms of this Agreement.

               (g) Except where specifically restricted, reference to a party to a Financing Document includes that party and its successors and assigns permitted hereunder or under such Financing Document.

               (h) Unless otherwise specifically stated, whenever a time is referred to in this Agreement or in any other Financing Documents, such time shall be the local time in Kansas City, Missouri.

               (i) Whenever the phrase "to the knowledge of the Borrowers" or words of similar import relating to the knowledge of the Borrowers are used herein, such phrase shall mean and refer to (i) the actual knowledge of the President or chief financial officer or (ii) the knowledge that such officers would have obtained if they had engaged in good faith in the diligent performance of their duties, including the making of such reasonable specific inquiries as may be necessary of the appropriate persons in a good faith attempt to ascertain the accuracy of the matter to which such phrase relates.

               (j) The terms accounts, chattel paper, documents, equipment, instruments, general intangibles and inventory, as and when used (without being capitalized) in this Agreement or the Financing Documents, shall have the meanings given in the UCC.


                                   ARTICLE II
                                    THE LOAN

      2.1 ADVANCES OF THE LOAN. Subject to the provisions of this Agreement, including the satisfaction of the conditions precedent described in ARTICLE VII hereof, the Bank agrees to make advances of the Loan in Dollars to ASI from time to time during the Commitment Period, in amounts not to exceed the then Available Commitment. Advances of the Loan will be made by the Bank either to fund the reimbursement of drawings under a Letter of Credit which has been issued pursuant to the Commitment or to fund working capital requirements by direct deposit to the Borrowers' Account. Advances will be made against the written request of ASI signed by an Authorized Borrowers' Representative which will be funded on the same Business Day if received by 1:30 p.m. (prevailing eastern standard time) or on the next Business Day if received after such time. In order to fund a Loan advance, the Lender must have received a Borrowing Base Certificate which shall be current within the last 30 days and all of the supporting documentation required by Section 8.1(g) of this Agreement. The Bank will not make any advance of the Loan (other than advances to fund the reimbursement of drawings under a Letter of Credit which has been issued pursuant to the Commitment) during any period of time in which it has actual knowledge that ASI has no export purchase orders outstanding.

      2.2 REPAYMENT OF ADVANCES OF THE LOAN. Each advance of the Loan, together with interest thereon, shall be repaid, and may be prepaid, in accordance with the provisions of the Promissory Note; provided, however, that the Borrowers' Loan Obligations must be prepaid to the extent that ASI or the Bank receive any Proceeds of the Export Receivables and Export Inventory. Amounts which are advanced under the Loan and repaid by the Borrower shall thereafter be available to be readvanced to ASI under the Loan, in accordance with the terms of this Agreement, at any time prior to the Termination Date.


                                   ARTICLE III
                              THE LETTERS OF CREDIT

      3.1 ISSUANCE OF LETTERS OF CREDIT. Subject to the provisions of this Agreement, including the satisfaction of the conditions precedent described in
ARTICLE VII hereof, the Bank agrees to issue from time to time during the Commitment Period, Letters of Credit to beneficiaries designated by ASI, in stated amounts denominated in Dollars, not to exceed the then Available Commitment. Unless the Borrowers obtain the prior approval of the Bank and EXIMBANK or unless the Borrowers are obligated to prepay all of their Letter of Credit Obligations relating to any such Letter of Credit on the day immediately preceding the Termination Date, (a) no Letter of Credit shall have an Expiry Date which is later than 12 calendar months from its date of issuance, and (b) no Letter of Credit which is issued within 60 days of the Termination Date shall have an Expiry Date after the Termination Date. Letters of Credit will be issued by the Bank as soon as practicable following receipt of a completed Application and Agreement for Commercial Letter of Credit or Application and Agreement for Standby Letter of Credit, as appropriate and in either case executed by an Authorized Borrower Representative. In order to issue a Letter of Credit, the Bank must have received a Borrowing Base Certificate which shall be current within the last 30 days and all of the supporting documentation required by
Section 8.1(g) of this Agreement.

      Each Application and Agreement for Standby Letter of Credit must be accompanied by a copy of the export contract bid, the performance or advance payment under which is to be secured by the related Standby Letter of Credit. The Bank will not issue any Letter of Credit during any period of time in which it has actual knowledge that ASI has no export purchase orders outstanding. No Warranty Letter of Credit may be issued under this Agreement, unless specifically approved by EXIMBANK.

      3.2 REIMBURSEMENT OF DRAWINGS UNDER LETTERS OF CREDIT. The Borrowers' Letter of Credit Obligations in respect of each Letter of Credit, including (without limitation) the Borrowers' obligation to reimburse the Bank for all drawings honored under such Letter of Credit, together with any interest thereon, shall be set forth in the related Application and Agreement for Letter of Credit.

      3.3 INCORPORATION OF APPLICATIONS AND AGREEMENTS FOR LETTERS OF CREDIT. The terms of each Application and Agreement for Letter of Credit are incorporated herein by reference. To the extent that there is any direct conflict between the terms of any Application and Agreement for Letter of Credit and this Agreement, the terms of this Agreement will prevail, except to the extent of (a) definitions contained in any Application and Agreement for Letter of Credit or (b) any provision contained in any Application and Agreement for Letter of Credit which subjects the Letter of Credit issued pursuant thereto to the UCP or ISP.

      3.4      PREPAYMENT OF LETTER OF CREDIT OBLIGATIONS.

               (a) Letter of Credit Obligations may be prepaid by the Borrowers, in whole but not in part for any one Letter of Credit, at any time, without premium or penalty.

               (b) Unless the remaining Collateral Value continues to support the then outstanding Borrowers' Obligations, the Borrowers' Letter of Credit Obligations must be prepaid (by the deposit of cash collateral) to the extent that the ASI or the Bank receive any Proceeds of the Export Receivables and Export Inventory in excess of the Borrower's Loan Obligations.

               (c) Letter of Credit Obligations relating to Letters of Credit which exceed the parameters of Section 3.1 of this Agreement must be prepaid in full on the day immediately preceding the Termination Date or required Expiry Date, as the case may be, as this date may be accelerated in accordance with
SECTION 11.2 hereof or extended in the sole and absolute discretion of the Bank and EXIMBANK.

               (d) In the event of any prepayment of Letter of Credit Obligations, the Borrower shall not be entitled to (i) a rebate of the amount so prepaid, unless the Letter of Credit to which such prepayment relates expires without having been drawn by the beneficiary thereof, or (ii) any interest on the amount so prepaid.

      3.5 LETTER OF CREDIT FEES. The Borrower agrees to pay to the Bank an issuance fee in the amount of one and one-quarter of one percent PER ANNUM (1.25%) of the stated amount of each Letter of Credit which is issued by the Bank pursuant to the terms of this Agreement and the related Application and Agreement for Letter of Credit. In addition, the Borrowers agree to pay the amendment and negotiation fees customarily charged by the Bank in connection with the issuance of its Letters of Credit. As described in SECTION 4.4 of this Agreement, all percentage-based fees shall be calculated on the basis of a 360-day year applied to actual days elapsed.

                                   ARTICLE IV
                            GENERAL CREDIT PROVISIONS

      4.1      PAYMENTS.

               (a) All payments by the Borrowers under this Agreement and the other Financing Documents of the Borrowers' Obligations, except as may be otherwise specifically provided in the Financing Documents, shall be made to the Bank at its office located at Bank of America, N.A., 1200 One Kansas City Place, 1200 Main Street, Kansas City, Missouri not later than 2:00 P.M., prevailing time, on the due date for such payment. If any amount payable to the Bank hereunder by the Borrowers shall not be paid when due or the payment is made in funds which are not immediately available or any other Event of Default has occurred and remains in existence, the Borrowers agree to pay to the Bank interest, to the extent permitted by applicable law, on the entire principal amount of the Borrowers' Obligations at a rate which is at all times equal to three percent (3%) PER ANNUM in excess of the then current rate of interest on the Loan as described in the Promissory Note until such amount shall be paid in full or until funds are immediately available or other Event of Default is cured, as the case may be. If any amount payable hereunder shall become due on a day other than a Business Day, then such due date shall be the next succeeding Business Day.

               (b) All payments to be made hereunder by the Borrowers shall be made in Dollars, without set-off or counterclaim and free and clear of, and without deduction for or on account of, any present or future income, stamp or other taxes, levies, imposts, duties, charges, fees, deductions, withholdings or restrictions or conditions of any nature whatsoever now or hereafter imposed, levied, collected, withheld or assessed against the Borrowers (the "Taxes"). If any Taxes are imposed and required to be withheld from any such payment, the Borrowers shall either (i) increase the amount of such payment so that the Bank will receive a net amount (determined by adding any additional amount payable by the Borrowers hereunder and then subtracting the amount of all Taxes) equal to the amount due hereunder, or (ii) pay such Taxes to the appropriate taxing authority for the account of the Bank, and, as promptly as possible thereafter, send the Bank an original receipt (or a copy thereof that has been stamped by the appropriate taxing authority to certify payment) showing payment thereof, together with such additional documentary evidence as the Bank may from time to time reasonably require. If the Borrowers fail to perform their obligations to the Bank under parts (i) or (ii) of the preceding sentence, the Borrowers shall indemnify the Bank for any such Taxes that are paid by the Bank PLUS all incremental Taxes, interest or penalties that may become payable as a consequence of such failure.

      4.2 ILLEGALITY. Notwithstanding any other provision of this Agreement, in the event that it shall become unlawful for the Bank to maintain any aspect of its

Commitment as contemplated by this Agreement, the Commitment of the Bank to extend the Loan or any Letter of Credit so affected shall be cancelled, and the Borrowers agree to prepay to the Bank, within two (2) Business Days of receipt of written demand by the Bank, all of the outstanding Borrowers' Obligations to which that portion of the Commitment which is terminated as a result of illegality relates. The Bank agrees that it will take such steps as may be reasonably available to it to avoid or mitigate any illegality, provided that the taking of such steps shall not in the opinion of the Bank be materially prejudicial to it.

      4.3 INCREASED COSTS. In the event that any change in applicable law, treaty, regulation or directive, or in the interpretation or application thereof, or compliance by the Bank with any request (whether or not having the force of law) of any relevant central bank or other comparable agency, shall

               (a) subject the Bank to any tax of any kind whatsoever (other than taxes referred to in SECTION 4.1(B) hereof for which the Bank was reimbursed by the Borrowers pursuant to the terms of that Section) with respect to this Agreement or any of the other Financing Documents, any portion of the Loan or the Letters of Credit or of the Borrowers' Obligations with respect thereto, or any other transactions contemplated hereby or by the terms of any of the other Financing Documents, or

               (b) change the basis of taxation of payments to the Bank of any portion of the Borrowers' Obligations, fees, commissions or any other amount payable under this Agreement or under the other Financing Documents (except for changes in the rate of tax on the overall net income of the Bank), or

               (c) impose, modify or deem applicable any reserve, special deposit or similar requirement against foreign assets held by, or deposits in or for the account of, or advances or loans by, or acceptances created by, or any other acquisition of funds by, any office of the Bank, which reserve, special deposit or similar requirement is applied to assets such as the Loan or Borrowers' Obligations or any portion thereof, or

               (d) increase the amount of capital required or expected to be maintained by the Bank, or by any corporation controlling the Bank (a "Parent"), or reduce the rate of return on capital earned by the Bank or any Parent, (as determined by the Bank or any Parent taking into consideration their internal policies with respect to capital adequacy and desired return on capital), which increased capital or reduced rate of return on capital is applied to assets such as the Loan or the Letters of Credit or Borrowers' Obligations or any portion thereof, or

               (e) impose upon the Bank any other condition with respect to this Agreement or the transactions contemplated hereby or by the other Financing Documents, the result of which is to increase the actual cost to the Bank of making the Loan or issuing the Letters of Credit under this Agreement or the other Financing

Documents or to reduce any amount receivable by the Bank under this Agreement or under the other Financing Documents or to increase the capital or reduce the rate of return on capital which the Bank, or any Parent is required or expected to maintain as a result of this Agreement, the other Financing Documents, the Loan or the Letters of Credit, the Borrowers' Obligations, or any portion thereof,

THEN the Borrowers shall pay to the Bank within thirty (30) days of a written demand by the Bank, additional amounts which will compensate the Bank or any Parent so affected, for such increased cost, reduced amount receivable, increased capital or reduced return on capital, as the case may be. Each such demand by the Bank shall be accompanied by a certificate setting forth in reasonable detail (i) the change that gave rise to such increased cost, reduced amount receivable, increased capital or reduced rate of return on capital, (ii) the additional amounts payable pursuant to the foregoing sentence, and (iii) a calculation of such amount, which certificate shall be conclusive absent manifest error.

      Upon the occurrence of any of the foregoing events, the Borrowers shall have the option, upon not less than five (5) Business Days' prior written notice to the Bank, to prepay to the Bank all of the then outstanding Borrowers' Obligations to which such increased costs relate and all other related sums due by the Borrowers under the terms of this Agreement and the other Financing Documents, in which event that portion of the Bank's Commitment so affected shall immediately be cancelled. In the event that the Borrowers elect to prepay the Borrowers' Obligations in accordance with the preceding sentence, all provisions herein and in the other Financing Documents regarding prepayment shall apply and the Borrowers will still be obligated to pay to the Bank the additional amounts described by this SECTION 4.3 with respect to all periods in which the affected Borrowers' Obligations remained outstanding.

      4.4 COMPUTATIONS. All computations of interest and fees payable pursuant to the terms of this Agreement or any of the other Financing Documents shall be made on the basis of a 360-day year applied to actual days elapsed.

      4.5 APPLICATION OF PAYMENTS. All payments (including prepayments) made by the Borrowers in respect of the Borrowers' Obligations shall be applied by the Bank FIRST to any unpaid costs, fees and expenses due under this Agreement and the other Financing Documents, SECOND, to the payment of accrued and unpaid interest, and FINALLY, to the payment of the principal amount of the Borrowers' Obligations to which such payment pertains.

Notwithstanding any provision contained herein or in any of the other Financing Documents, all Proceeds of the Export Receivables and Export Inventory which are received by ASI or the Bank shall immediately be applied FIRST to the prepayment of the Borrowers' Loan Obligations and THEN, in the event that any Default or Event of Default has occurred and is continuing or would be caused by virtue of the outstanding Borrowers' Obligations with respect to the Utilized Portion of the Commitment exceeding the Collateral Value, to the prepayment (by the deposit of cash collateral) of the Borrowers' Letter of Credit Obligations, and all other provisions regarding prepayment which are contained in this Agreement and in the other Financing Documents shall apply.

      4.6 RELIANCE BY BANK ON COMMUNICATIONS AND AUTHORIZATIONS FROM BORROWER. In making the Loan or in issuing any Letter of Credit pursuant to this Agreement and the other Financing Documents, the Bank shall be authorized to rely on any Borrowing Base Certificate, Application and Agreement for Commercial Letter of Credit, Application and Agreement for Standby Letter of Credit, or other notice or communication which appears to have been executed and delivered by any one or more of the authorized officers of ASI who are designated in the certificate delivered by ASI to the Bank in accordance with Section 7.1(d) hereof (each, an "Authorized Borrowers' Representative"). In the event that the officer(s) authorized to deliver such documents or to take action hereunder on behalf of ASI become unavailable or unable to do so, the President of ASI shall appoint a successor or successors and shall furnish the Bank with a certificate containing the specimen signature of each officer so appointed to act on behalf of ASI pursuant to this Agreement and the other Financing Documents.

      4.7 NATURE OF ALL BORROWERS' OBLIGATIONS; RIGHT OF CONTRIBUTION. Whether or not expressly stated in this Agreement or in the other Financing Documents, all of the Borrowers' Obligations shall constitute the joint and several obligations of ASI and DCI.

      Each Borrower shall have a right of contribution to obtain reimbursement from the other Borrower for any payment made by such Borrower in respect of the Borrowers' Obligations, to the extent that such payment exceeds the benefit realized by such Borrowers from the Loan and Letters of Credit.

      Any right of contribution between Borrowers which arises as a result of payments made in respect of the Borrowers' Obligations under this Agreement or any of the other Financing Documents shall be subordinate in all respects to the Bank's right to receive payment in full of the Borrowers' Obligations.


                                    ARTICLE V
                                    SECURITY

      5.1 FINANCING DOCUMENTS. The Borrowers' Obligations to the Bank in respect of the Loan and the Letters of Credit, if issued, shall be evidenced and secured by the Financing Documents.

      5.2 COLLATERAL. As security and collateral for the repayment of the Borrowers' Obligations, each Borrower hereby grants to the Bank a lien on and security interest in all of the Collateral.

      NOTWITHSTANDING THE FOREGOING GRANT BY EACH BORROWER OF A SECURITY INTEREST IN ALL OF THE COLLATERAL, IT IS UNDERSTOOD AND AGREED BY THE PARTIES HERETO THAT THE BANK SHALL HAVE AS SECURITY FOR THE BORROWERS' OBLIGATIONS (A) A FIRST PRIORITY LIEN ON THE COLLATERAL WHICH IS COMPRISED OF EXPORT RECEIVABLES, EXPORT INVENTORY AND ALL PROCEEDS THEREOF, INCLUDING ALL MONIES ON DEPOSIT FROM TIME TO TIME IN THE BORROWERS' ACCOUNT AND (B) A SECOND AND SUBORDINATE LIEN ON ALL OF THE OTHER COLLATERAL WHICH IS THE SUBJECT TO A FIRST PRIORITY LIEN IN FAVOR OF THE BANK SECURING THE DOMESTIC FINANCING. THIS AGREEMENT AS TO LIEN PRIORITY SHALL BE BINDING ON ANY SUCCESSORS AND ASSIGNS OF THE PARTIES, INCLUDING (WITHOUT LIMITATION) EXIMBANK.

      The Borrowers further agree that the Bank shall have in respect of the Collateral all of the rights and remedies of a secured party under the Uniform Commercial Code of the State of Kansas and of all other states in which any portion of the Collateral may be located, as well as those provided in this Agreement.

      5.3 VALUATION OF COLLATERAL. For purposes of determining the amount of the Available Commitment, from time to time, only eligible Export Receivables and Export Inventory of ASI have a Collateral Value, as follows:

               (a) Export Receivables will be valued at 90% of their outstanding principal amount from time to time, less the amount of any taxes, discounts, credits, allowances and retainages; provided that each such Export Receivable satisfies the following eligibility requirements; provided further, that to the extent that any Export Receivable fails to satisfy each of the following eligibility criteria with respect to only a portion of the aggregate amount of payments due in respect of such Export Receivable, only that portion of the aggregate amount of payments due which fails to satisfy each of the eligibility criteria shall be deemed ineligible for purposes of this Agreement:

                      (i) the repayment obligation represented by the Export Receivable (A) is related to an export transaction between ASI and the Account Debtor and (B) either (i) is denominated in United States Dollars, or (ii) if denominated in a foreign currency, EXIMBANK has given specific approval for the Bank to attribute Collateral Value to such Receivable which is denominated in a specifically approved foreign currency, and the foreign exchange risk is 100% covered by a foreign exchange contract or other hedging mechanism whether provided by the Bank, another financial institution or reserved for internally and (C) is due and collectible within the United States; and

                      (ii) the Export Receivable arose in the ordinary course of business from the sale of goods or performance of services; unless specifically approved in writing by EXIMBANK, the Export-Receivable does not arise from a transaction which could be characterized as a bill-and-hold transaction, guaranteed sale, sale-and-return transaction, sale on approval, consignment or any other repurchase or return arrangement and all obligations of ASI which give rise to the right to receive payment of the Export Receivable (including, without limitation, shipment of Export Inventory) have been performed in full, an invoice has been remitted to the Account Debtor and the Account Debtor has accepted the subject goods or services, such that the Export Receivable represents a final sale and none of the subject Export Inventory has been in fact returned, rejected or repossessed; and

                      (iii) the payment obligation represented by the Export Receivable (A) has not been outstanding more than (I) sixty (60) calendar days past the original due date, or (II) ninety (90) calendar days past the original due date for any Export Receivable which is 100% insured through EXIMBANK or through an EXIMBANK-approved private insurer for comprehensive commercial and political risk, or the repayment of which is 100% guaranteed by EXIMBANK, and (III) one hundred and eighty (180) calendar days past the original invoice date, (B) is not contingent or conditioned upon any event or subject to any claim of reduction, counterclaim, setoff, recoupment or other defense to payment, either as a result of returned, damaged, inferior or nonconforming Export Inventory or arising out of any other indebtedness of ASI to the Account Debtor, and
      (C) otherwise complies with any and all requirements of ASI's credit and collection policies; and

                      (iv) the payment obligation represented by the Export Receivable is not owed by an employee, stockholder of director of ASI, by a Subsidiary of ASI or any parent corporation or any other corporation affiliated with ASI by virtue of common ownership, partnership or joint venture arrangement; and

                      (v) ASI is sole owner of the Export Receivable and has not sold, disposed of, or otherwise encumbered its rights to receive payment under the Export Receivable, and the Export Receivable is not subject to the lien or security interest of any other Person except for Permitted Liens; and

                      (vi) the Export Receivable is included in the universe of Collateral with respect to which the Bank has filed a financing statement among all records required by the Uniform Commercial Code of the jurisdiction in which ASI maintains its principal place of business in order to properly perfect the Bank's security interest, and the Export Receivable is not evidenced by Chattel Paper (within the meaning of the Uniform Commercial Code); and

                      (vii) as provided in Section 7 of the applicable Loan Authorization Notice attached to the EXIMBANK Borrower Agreement, either
      (A) the payment obligation represented by the Export Receivable is owed to ASI by one of the Account Debtors whom the Bank has approved for open account terms and is within any maximum limits prescribed for open account terms with any such Account Debtor, all as set forth on SCHEDULE II attached hereto and made a part hereof, as the same may be supplemented or amended from time to time, and ASI has obtained the written acknowledgement from the Account Debtor that the Export Receivable has been assigned to the Bank and that all payments made with respect to the Export Receivable will be made directly to the Borrowers' Account; or (B) the entire amount of the payment obligation represented by the Export Receivable is secured by either (I) an irrevocable, United States dollar-denominated, commercial letter of credit issued or confirmed by a financial institution acceptable to the Bank, the proceeds of which letter of credit have been assigned to the Bank or which letter of credit shall specifically provide that payment thereunder shall be made solely to the Borrowers' Account, or (II) a Receivables insurance policy issued by EXIMBANK or a private insurance company acceptable to the Bank and EXIMBANK, in either case, the proceeds of which policy have been assigned to the Bank or (III) the Account Debtor has received "end user" financing from EXIMBANK for the payment obligations represented by the Export Receivable and the proceeds of EXIMBANK's loan to the Account Debtor are assigned to the Bank as security for the Borrowers' Obligations; and

                      (viii) the entire amount of the Export Receivable as reflected on ASI books and records and on any invoice or statement sent to the Account Debtor is due and owing to ASI, net of any finance charges or taxes relating thereto; no partial prepayment has been made with respect to the Export Receivable except as indicated; and the amount of the Export Receivable does not represent billings in excess of revenues earned on contracts in progress, unless such billings represent amounts due for work not yet performed but billed in accordance with the terms of ASI's contract with the applicable Account Debtor; and

                      (ix) the Export Receivable is not due from an Account Debtor which (A) has applied for, suffered or consented to the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of itself or all or a substantial portion of its property or which has called a meeting of the creditors, (B) has admitted in writing its inability, or is generally unable, to pay its debts as they become due or has ceased operation of its present business, (C) has made a general assignment for the benefit of creditors, (D) has commenced a voluntary case under any state or federal bankruptcy laws which are now or hereafter in effect, (E) has been adjudicated as bankrupt or insolvent, (F) has filed a petition seeking to take advantage of any other law providing for the relief of debtors, (G) has acquired to, or failed to have dismissed, any petition which is filed against it in any involuntary case brought under applicable bankruptcy law, or (H) has taken any action for the purpose of effecting any of the foregoing; and

                      (x) the payment obligation represented by the Export Receivable is not owed by a Person resident of any country which has been identified on EXIMBANK's Country Limitation Schedule as either (A) a country in which EXIMBANK is prohibited from doing business in the public or private sector (as appropriate), or (B) a country which is not available in the public or private sector (as appropriate) for EXIMBANK guaranteed financing due to commercial reasons, unless the payment obligation represented by the Export Receivable is secured by an irrevocable letter of credit issued or confirmed by a financial institution acceptable to EXIMBANK; and

                      (xi) the payment obligation represented by the Export Receivable does not result from the sale of Export Inventory for military defense purposes, and, except as specifically approved by EXIMBANK, the Account Debtor is not a military entity.

Notwithstanding compliance with the above-described eligibility requirements, no Export Receivable which the Bank or EXIMBANK, in their reasonable judgment, deem uncollectible for any reason shall have Collateral Value for purposes of determining the amount of the Available Commitment from time to time.

               (b) Export Inventory will be valued at 75% of the lesser of its wholesale cost or market value, from time to time, provided that each item of Export Inventory, including work-in-process, satisfies the following eligibility requirements and provided further that at no time shall the Collateral Value of Export Inventory support more than 60% of the outstanding Loan Obligations plus the aggregate stated amount of Commercial Letters of Credit:

                          (i) the Export Inventory is held by ASI for export sale and is located within the United States; and

                          (ii) the Export Inventory has been purchased, assembled or manufactured by ASI in the ordinary course of business, but not for speculative sale, and does not constitute demonstration Export Inventory or proprietary software (unless incorporated into or made part of a system), and is actually owned by, and in the possession of, ASI and not merely in the possession of ASI on a consignment or similar basis, and the Export Inventory has not been sold or disposed of by ASI and is not subject to the lien or security interest of any other Person except for Permitted Liens; and

                          (iii) the Export Inventory is not considered by ASI or other corporations which engage in substantially the same business as ASI to be damaged, defective, unmerchantable, slow moving or obsolete, and has not been returned by any other purchaser and is not defective, recalled or unfit for further processing and has not been previously sold or exported from the United States; and

                          (iv) the Export Inventory is located at an address which has been disclosed in Section 6.14 of this Agreement or by written supplement thereto delivered to the Bank and is included in the universe of Collateral with respect to which the Bank has filed a financing statement among all records required by the Uniform Commercial Code of the jurisdiction in which ASI maintains its principal place of business in order to properly perfect the Bank's security interest, and the Export Inventory is not evidenced by Chattel Paper (within the meaning of the Uniform Commercial Code) or any other documents of title; and

                          (v) the Export Inventory is not in the possession of a processor or bailee, or located on a premises leased or subleased to ASI or located on a premises subject to a mortgage in favor of a Person other than the Bank, unless the processor, bailee, lessor, sublessor or mortgagee (as the case may be) has executed and delivered all documentation reasonably required by the Bank to evidence the subordination or extinguishment of rights to the Collateral and to confirm the Bank's right to gain access to such premises to exercise any and all rights against the Collateral; and

                          (vi) the Export Inventory does not constitute and is not to be incorporated into any items which are destined for shipment to any country which has been identified on EXIMBANK's Country Limitation Schedule as either (A) a country in which EXIMBANK is prohibited from doing business in the public or private sector (as appropriate), or (B) a country which is not available in the public or private sector (as appropriate) for EXIMBANK-guaranteed financing due to commercial reasons, unless the purchase price of such item of Export Inventory to be sold within any such country is secured by an irrevocable letter of credit issued or confirmed by a financial institution acceptable to EXIMBANK; and

                          (vii) the    Export    Inventory    does   not
      constitute defense articles or defense services and is not destined to be purchased for military defense purposes; and

                          (viii) any Export Inventory which is listed on the United Munitions List (Art 121 of Title 22 of the Code of Federal Regulations), unless ASI shall have provided written notice to the Bank describing such items of Export Inventory and the corresponding invoice amount for each and EXIMBANK shall have approved such Export Inventory for financing under the Commitment; and

                          (ix)  the Export  Inventory  contains at least
      50% U.S. content, which is defined to include all labor, materials and services which are of United States origin or manufacture and which are incorporated into an item within the United States; and

                          (x) the Export Inventory was not produced in violation of the Fair Labor Standards Act and it not subject to the "hot goods" provisions contained in 29 UJC ss.215 or any successor statute; AND

                          (xi) the sale of the Export Inventory will not result in an ineligible Receivable.

Upon the sale, shipment or other disposition of any item of Export Inventory, such item of Export Inventory shall cease to have Collateral Value as Export Inventory; however, the resulting Export Receivable shall have Collateral Value provided that it otherwise satisfies all of the eligibility criteria for Export Receivables described above.

      No Collateral other than Export Receivables and Export Inventory which satisfy the eligibility requirements contained in paragraphs (a) and (b) above shall have a value for purposes of determining the amount of the Available Commitment from time to time. Any Export Receivable or Export Inventory which subsequently fails to satisfy any of the eligibility requirements set forth in this Section shall immediately cease to have any value for purposes of determining the amount of the Available Commitment from time to time.

      For purposes of facilitating compliance by the Borrowers with the foregoing eligibility requirements, a copy of EXIMBANK's current Country Limitation Schedule is attached as Schedule I to this Agreement. This Schedule is revised, amended and updated periodically, and the Bank will endeavor to provide the Borrowers with copies of any supplements and modifications to the Country Limitation Schedule which are provided to it by EXIMBANK.

      5.4 LOCATION OF COLLATERAL: PRINCIPAL PLACE OF BORROWERS' BUSINESSES: The Borrowers agree to keep the Bank informed as to the location of the Collateral and the address of each Borrower's principal place of business, give the Bank prior notice of any contemplated changes of location or the address of either Borrower's principal place of business, and not change the location of any of the Collateral or the address of either Borrower's principal place of business, without the prior written consent of the Bank. Notwithstanding the foregoing, with notice to, but without the need for obtaining the consent of the Bank, the Borrowers may move Collateral among locations where the Bank has filed Financing Statements to properly perfect its lien in the Collateral.

      5.5 LOSS OF COLLATERAL. The Bank shall not be liable for any loss of any Collateral in its possession unless such loss is directly caused by the gross negligence or willful misconduct of the Bank. In no event any shall such loss diminish the debt due.

      5.6      FILING  OF  FINANCING  STATEMENTS:   PERFECTION  OF  SECURITY
INTEREST IN COLLATERAL.

               (a) The security interest created by this Agreement shall be perfected by the filing of financing statements which fully comply with Article 9 of the Uniform Commercial Code, as adopted by each of the states in which the Collateral may be located, in such offices as may be required by the Bank. The parties agree that:

                          (i) with respect to any such financing statement, a carbon, photographic or other reproduction of a security agreement or a financing statement is sufficient as a financing statement for purposes of
      Section 9-402 of the Uniform Commercial Code;

                          (ii) all necessary continuation statements shall be filed by the secured party or its assigns named therein within the time prescribed by Article 9 of the Uniform Commercial Code, as adopted by each of the states in which the Collateral may be located, in order to continue the perfection of the security interests created by this Agreement;

                          (iii) if at any time any of the information contained in any financing statement filed in connection with the security interests created by this Agreement, including without limitation, the location or description of the Collateral or the name, address or principal place of business of either Borrower, shall change in such manner as to cause such financing statement to become misleading in any material respect or as may impair the perfection of the security interests intended to be created by this Agreement, then the Borrowers shall promptly prepare an amendment to such financing statement as may be necessary to continue the perfection of the security interest intended to be created by this Agreement and file the same in any office where such amendment is required to be filed to continue the perfection of the security interests created by this Agreement;

                          (iv) upon the request of the Bank, the Borrowers shall prepare, have executed and file any amendments to the financing statements filed with respect to the security interests created by this Agreement in such form as the Bank may require; and

                          (v) the Borrowers shall bear all costs of any and all of the filings described in this SECTION 5.6, including any recordation taxes payable as a result of such filings; and

                          (vi) upon request by the Bank or EXIMBANK, the Borrowers shall provide, at their expense, an opinion of counsel as to the effectiveness and perfection of the Bank's lien on the Collateral or any portion thereof.

               (b) To the extent deemed necessary or appropriate by the Bank, the security interest created by this Agreement in any items of Collateral, for which the UCC requires possession in order to perfect the Bank's lien in such item of Collateral, shall be perfected by the delivery to the Bank or, with the Bank's consent, to agents, branches, affiliates, correspondents or others acting on behalf of the Bank, of all such Collateral as security for the Borrowers' Obligations.

               (c) The security interest created by this Agreement in any Receivable which is owed to either Borrower by any state or political subdivision thereof or by the United States or any department, agency or instrumentality thereof, shall be further perfected by such Borrower's execution and delivery to the Bank of any instruments, the giving of any notices, and the taking of any additional steps which may be required by the Federal Assignment of Claims Act, the Federal Assignment of Contracts Act or any equivalent provision of state or local law in order to ensure the effectiveness of the assignment of such Receivable against the account debtor.

               (d) The security interest created by this Agreement in any unsecured Export Receivable shall be further perfected by the execution and delivery to the Bank of any instruments and the giving of any notices and the taking of any additional steps which may be required under foreign law in order to ensure the effectiveness of the assignment of such Export Receivable against the Account Debtor.

      5.7      ASSIGNMENT OF LETTER OF CREDIT PROCEEDS.

               (a) The Borrowers shall require that each letter of credit issued for its benefit with respect to any Export Receivable or Export Inventory shall provide that one of the required documents for the first payment under the letter of credit shall be a copy of an assignment of proceeds executed by such Borrower as beneficiary of the letter of credit in favor of the Bank; said assignment shall be for the full amount of the letter of credit, and shall provide that all payments under the letter of credit shall be made directly to the Borrowers' Account.

               (b) The Borrowers will take all necessary and advisable steps to ensure that each letter of credit described in paragraph (a) above will either
(i) be delivered to the paying or confirming bank and that said paying or confirming bank shall be authorized to retain the letter of credit on behalf of the Bank as the assignee of the proceeds thereof, or (ii) be retained by such Borrower, if no paying or confirming bank has been designated.

               (c) In order to perfect the Bank's assignment of the proceeds of the letters of credit issued for such Borrower's benefit, each Borrower agrees to act as the agent of the Bank for the purposes of (i) accepting delivery of all such letters of credit, and (ii) holding such letters of credit for the benefit of the Bank until such time as the letters of credit are delivered to the paying or confirming bank in accordance with paragraph (b) above.

               (d) In the event that either Borrower is unable to obtain the assignment of the letter of credit in accordance with paragraph (a) above, such Borrower shall be required to arrange in writing (with a copy to the Bank) with the account party under any such letter of credit that the issuer of said letter of credit include therein a provision to the effect that payment under said letter of credit shall be negotiated only at the Bank's counters or, alternatively, that payment shall be made only to the Borrowers' Account.

      5.8 ASSIGNMENT OF CONTRACT/PURCHASE ORDER PROCEEDS. The Borrowers shall assign to the Bank, immediately after the execution of a contract of sale with an importer or receipt of a purchase order from an importer, all amounts to be paid to such Borrower under that contract or purchase order. Said assignment shall provide that all of said payments shall be made directly to the Borrowers' Account.

      5.9 ASSIGNMENT OF FOREIGN CREDIT INSURANCE POLICY PROCEEDS AND BUYER/SUPPLIER FINANCING. The Borrowers shall, simultaneously with the execution of this Agreement and as and when such policies are put into effect or financing is obtained by either Borrower for the benefit of any Account Debtor, at any time prior to the payment and performance in full of the Borrowers' Obligations, assign to the Bank the proceeds of all foreign credit insurance policies maintained by such Borrower and any financing obtained by such Borrower for the benefit of any Account Debtor, including (without limitation) financing the repayment of which is guaranteed by EXIMBANK, such assignment to provide for payment to be made directly into the Borrowers' Account.


                                   ARTICLE VI
                         REPRESENTATIONS AND WARRANTIES

      To induce the Bank to make the Loan and Letters of Credit available to or for the account of the benefit of ASI pursuant to this Agreement and the other Financing Documents, and to induce EXIMBANK to issue the EXIMBANK Guarantee, each Borrower represents and warrants to the Bank and EXIMBANK, as follows, each of such representations and warranties to be reconfirmed by each Borrower at the time each Borrowing Base Certificate, Application and Agreement for Commercial Letter of Credit and Application and Agreement for Standby Letter of Credit is submitted to the Bank and at the time the Bank receives any request from ASI for any advance of the Loan, it being the affirmative obligation of the Borrowers to notify the Bank and EXIMBANK in writing of any facts which would in any way affect its ability to make the representations contained in this Article VI at any subsequent date:

      6.1 SUBSIDIARIES. The Borrower has no Subsidiaries except those set forth on Schedule 6.1.

      6.2 GOOD STANDING. The Borrower (a) is a corporation duly organized and existing, in good standing, under the laws of the jurisdiction of its incorporation, (b) has the corporate power to own its property and to carry on its business as now being conducted, and (c) is duly qualified to do business and is in good standing in each jurisdiction in which the character of the properties owned by it therein or in which the transaction of its business makes such qualification necessary, except where failure to be so qualified would not have a Material Adverse Effect.

      6.3 CORPORATE AUTHORITY. The Borrower has full corporate power and authority to enter into and execute and deliver this Agreement and each of the other Financing Documents executed and delivered by the Borrower, and to incur and perform the Borrowers' Obligations provided for herein and therein, all of which have been duly authorized by all proper and necessary corporate action and all material governmental licenses, authorizations, consents and approvals required. No consent or approval of stockholders or of any other person or public authority or regulatory body is required as a condition to the validity or enforceability of this Agreement or any of the other Financing Documents, or if required the same has been duly obtained.

      6.4 BINDING OBLIGATIONS. This Agreement and each of the other Financing Documents executed and delivered by the Borrower have been properly executed by the Borrower, constitute valid and legally binding obligations of the Borrower, and are fully enforceable against the Borrower in accordance with their respective terms, except as enforceability may be limited by laws relating to bankruptcy, insolvency and other claims effecting creditors' rights generally and by general equitable principles.

      6.5 LITIGATION. There is no litigation or proceeding pending or, so far as the Borrower knows, threatened before any court or administrative agency which, in the opinion of the officers of the Borrower, will materially adversely affect the financial condition or operations of the Borrower, or the ability of the Borrower to pay and perform in full the Borrowers' Obligations or the authority of the Borrower to enter into, or the validity or enforceability of, this Agreement or any of the other Financing Documents executed and delivered by the Borrower.

      6.6 NO CONFLICTING AGREEMENTS. There is (a) no charter, by-law or preference stock provision of the Borrower and no provision of any existing contract or agreement binding on the Borrower or affecting its property, and (b) to the knowledge of the Borrower, no law binding upon the Borrower or affecting any of its property, which would conflict with or in any way prevent the execution, delivery or performance of the terms of this Agreement or of any of the other Financing Documents executed and delivered by the Borrower, or which would be in default or violated as a result of such execution, delivery or performance.

      6.7 FINANCIAL CONDITION. The audited balance sheet of ASI as of April 30, 1999, and the unaudited balance sheets of DCI as of December 31, 1998, and the related statements of income, cash flow and retained earnings for the periods then ended, together with the unaudited interim balance sheet of ASI as of December 31, 1999, and the unaudited interim balance sheet of DCI as of November 30, 1999, all heretofore delivered to the Bank, are complete and correct and fairly present the financial position of the relevant Borrower and the results of its operations and transactions in its surplus account(s) as of the dates and for the periods referred to and have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis throughout the period involved. There are no liabilities (of the type required to be reflected on balance sheets prepared in accordance with generally accepted accounting principles), direct or indirect, fixed or contingent, of the Borrower as of the date of such balance sheet which are not reflected therein or in the notes thereto. There has been no material adverse change in the financial condition or operations of the Borrower since the date of such balance sheet (and to the Borrower's knowledge no such material adverse change is pending or threatened), and the Borrower has not guaranteed the obligations of, or made any investment in or loans to, any person except as disclosed in such balance sheets. The Borrower has good and marketable title to all of its properties and assets, and all of such properties and assets are free and clear of encumbrances, except as reflected on such balance sheets or in the notes thereto. The Borrower has incurred no indebtedness, whether primary or contingent, which is not reflected on its balance sheets or in the notes thereto.

      6.8 FULL DISCLOSURE. Neither the financial statements referred to in
SECTION 6.7 nor any of the Financing Documents, nor any certificate or statement furnished by the Borrower in connection with the Financing Documents, contains any untrue statement of a material fact or, when such financial statements, Financing Documents, statements, reports and certificates are taken in their entirety, omit to state a material fact necessary to make the statements contained therein or herein not misleading as of the date hereof. There is no fact known to the Borrower or which should be known to the Borrower which the Borrower has not disclosed to the Bank in writing prior to the date of this Agreement with respect to the transactions contemplated by the Financing Documents, has, or in the future could, in the reasonable opinion of the Borrower, have a Material Adverse Effect; provided, however, that no representation is made as to the retrospective accuracy of any pro formas, projections or forecasts (except that no information used as a basis for such pro formas, projections or forecasts shall be knowingly or reasonably believed by the Borrowers to be inaccurate when used).

      6.9 TAX RETURNS. The Borrower has filed or caused to be filed all required federal, state and local tax returns and has paid all taxes as shown on such returns to the extent that such taxes have become due. No claims have been assessed and are unpaid with respect to such taxes except as shown in the financial statements referred to in Section 6.7 above, and the Borrower has established reserves which it believes to be adequate for the payment of additional taxes for years which have not been audited by the respective tax authorities.

      6.10 COMPLIANCE WITH LAWS GENERALLY. The Borrower is not in violation of any law, ordinance, governmental rule or regulation to which the Borrower is subject (including, without limitation, any laws relating to employment practices or to environmental, occupational and health standards and controls) and the violation of which would have a Material Adverse Effect, and the Borrower has obtained any and all licenses, permits, franchises and other governmental authorizations necessary for the ownership and operation of its properties and business except where failure to obtain any of the foregoing would not have a Material Adverse Effect.

      6.11 LICENSES. All necessary licenses, permits and authorizations required for the exporting of the Export Inventory have been or will timely be obtained by the Borrower, and to the best of Borrower's knowledge, all required necessary licenses, permits, and authorizations have been or will be timely obtained by each importer.

      6.12 LIENS ON COLLATERAL. The Collateral is free and clear of Liens except for Permitted Liens.

      6.13 BORROWER'S NAME. During the past five (5) years the Borrower has never done business under any other name.

      6.14 PRINCIPAL PLACE OF BUSINESS. The principal place of business of ASI, within the meaning of the UCC, and the office in which it keeps all of its records concerning its Receivables and Inventory is set forth on Schedule 6.14. ASI has maintained its principal place of business at the above-described location for a period of at least the four (4) months immediately preceding the Effective Date. ASI maintains only those additional places of business: set forth on Schedule 6.14.

      The principal place of business of DCI, within the meaning of the UCC, and the office in which it keeps all of its records concerning its Receivables and Inventory is set forth on Schedule 6.14. DCI has maintained its principal place of business at the above-described location for a period of at least the four
(4) months immediately preceding the Effective Date. DCI maintains only those additional places of business set forth on Schedule 6.14.

      6.15 MARGIN STOCK. None of the proceeds of any of the Loan or the Letters of Credit will be used, directly or indirectly, by ASI for the purpose of purchasing or carrying, or for the purpose of reducing or retiring any indebtedness which was originally incurred to purchase or carry, any "margin security" or "margin stock" within the meaning of Regulation G, T, U or X of the Board of Governors of the Federal Reserve

System (herein called "margin security" and "margin stock") or for any other purpose which might make the transactions contemplated herein a "purpose credit" within the meaning of said Regulation G or Regulation U, or cause this Agreement to violate any other regulation of the Board of Governors of the Federal Reserve System or the Securities Exchange Act of 1934 or the Small Business Investment Act of 1958, as amended, or any rules or regulations promulgated under any of such statutes.

      6.16 ERISA. Neither the Borrower nor any Related Company maintains or contributes to any Benefit Plan other than those listed on Schedule 6.16. Each Benefit Plan is in compliance with ERISA in all material respects, and neither the Borrower nor any Related Company has received any notice asserting that a Benefit Plan is not in compliance with ERISA. No material liability to the PBGC or to a Multiemployer Plan has been, or is expected by the Borrower to be, incurred by the Borrower or any Related Company.

      6.17 GOVERNMENTAL CONSENTS. Neither the nature of the Borrower's business or properties, nor any relationship between the Borrower and any other entity or person, nor any circumstance in connection with the extension of the Loan or the issuance of the Letters of Credit is such as to require a consent, approval or authorization of, or filing, registration or qualification with, any Governmental Authority, on the part of the Borrower, as a condition to the execution and delivery of this Agreement or any of the other Financing Documents.

      6.18 SUSPENSION AND DEBARMENT, ETC. Neither the Borrower nor its Principals (as defined below) are (a) debarred, suspended, proposed for debarment with a final determination still pending, declared ineligible or voluntarily excluded (as such terms are defined under any of the Debarment Regulations referred to below) from participating in procurement or nonprocurement transactions with any United States federal government department or agency pursuant to any of the Debarment Regulations (as defined below) or (b) indicted, convicted or had a civil judgment rendered against them for any of the offenses listed in any of the Debarment Regulations. For the purposes hereof,
(i) "Principals" shall mean any officer, director, owner, partner, key employee, or other Person with primary management or supervisory responsibilities with respect to the Borrower; or any other person (whether or not an employee) who has critical influence on or substantive control over the transaction covered by this Agreement; and (ii) the Debarment Regulations shall mean (x) the Governmentwide Debarment and Suspension (Nonprocurement) regulations (Common
Rule), 53 Fed. Reg. 19204 (May 26, 1988), (y) Subpart 9.4 (Debarment, Suspension, and Ineligibility) of the Federal Acquisition Regulations, 48 C.F.R., 9.400-9.409 and (z) the revised Governmentwide Debarment and Suspension (Nonprocurement) regulations (Common Rule), 60 Fed. Reg. 33037 (June 26, 1995).

      6.19 NO DEFAULT OR EVENT OF DEFAULT. No condition exists which (with notice or the passage of time or both) would constitute a Default or an Event of Default under this Agreement or any of the other Financing Documents. The Borrower is not in default under the terms of any other material agreement or material instrument to which the Borrower is a party or by which any of the Collateral is bound or subject.


                                   ARTICLE VII
                       CONDITIONS PRECEDENT AND SUBSEQUENT

      7.1 CONDITIONS PRECEDENT. The obligation of the Bank to make advances under the Loan or to issue any Letters of Credit is subject to satisfaction of the following conditions precedent:

               (a) RECEIPT AND APPROVAL OF DOCUMENTS REQUIRED BY BANK COMMITMENT LETTER. All of the documents required by the Bank Commitment Letter shall have been received and approved by the Bank and its counsel, and the Bank shall be satisfied that the Borrowers have otherwise complied with all of the terms and conditions of the Bank Commitment Letter.

               (b) APPROVAL OF COUNSEL. All legal matters incident to the Loan and the Letters of Credit and all documents necessary in the opinion of the Bank to the making of the Loan and the issuance of the Letters of Credit shall be satisfactory in all respects to counsel for the Bank.

               (c) COMPLIANCE. As of the date of the execution and delivery of this Agreement, (i) the Borrowers shall have complied with, and shall then be in compliance with, all the terms, covenants, and conditions of this Agreement and in the other Financing Documents which are binding upon it, (ii) there shall exist no Default or Event of Default, and (iii) the representations and warranties contained in ARTICLE VI hereof shall be true and correct in all material respects.

               (d) SUPPORTING DOCUMENTS. The Bank shall have received a certificate of the Secretary of each Borrower, dated the date of the execution and delivery of this Agreement, certifying (i) that attached thereto is a true, complete and correct copy of the Articles of Incorporation of such Borrower as in effect on the date of such certification and a true, complete and correct copy of the By-Laws of such Borrower, (ii) that attached thereto is a true, complete and correct copy of resolutions adopted by the Board of Directors of such Borrower authorizing the execution and delivery of this Agreement and each of the other Financing Documents and authorizing the Borrower to incur the Borrowers' Obligations and to perform all other covenants and agreements contained in this Agreement and in the other Financing Documents, and (iii) as to the incumbency and specimen signature of each officer of the Borrower who is authorized to execute and deliver this Agreement, including all Borrowing Base Certificates, Applications and Agreements for Commercial Letters of Credit and Applications and

Agreements for Standby Letters of Credit to be delivered pursuant hereto, and any other Financing Documents and all other closing papers executed and delivered hereunder.

               (e) INSURANCE. The Bank shall have received satisfactory evidence that the insurance which the Borrowers are required by SECTION 8.3 of this Agreement to maintain is in full force and effect.

               (f) LANDLORD'S WAIVER LETTERS. The Borrowers shall have provided to the Bank letters in form and content satisfactory to the Bank from any processor, bailee, lessor, sublessor or mortgagee with respect to any premises on which Export Inventory may be located which subordinates or extinguishes rights to the Collateral and confirms the Bank's right to gain access to such premises to exercise any and all rights against the Collateral.

               (g) FEES AND EXPENSES. The Borrower shall have paid any of the fees and expenses described in SECTION 12.3 hereof which are due and payable on the date of this Agreement.

      7.2 CONDITIONS SUBSEQUENT. The following condition must be satisfied within the time periods specified as conditions to the obligation of the Bank to continue to make advances under the Loan and to issue Letters of Credit. In order to satisfy the requirements of EXIMBANK, the Bank must conduct, at the Borrowers' expense, a post closing lien search to confirm that the UCC Financing Statements described in SECTION 5.6(A) of this Agreement have been filed among all appropriate records.


                                  ARTICLE VIII
                              AFFIRMATIVE COVENANTS

      Until payment and performance in full of the Borrowers' Obligations, the Borrowers will perform each of the covenants contained in this ARTICLE VIII:

      8.1 FINANCIAL STATEMENTS. The Borrowers shall provide to the Bank the following financial information, all of which must contain detail reasonably satisfactory to the Bank. All financial statements shall be complete and correct in all material respects and the financial statements referred to in clauses (a) and (b) shall be prepared in accordance with GAAP applied consistently throughout the periods reflected therein and shall be prepared on a consolidating basis:

               (a) as soon as available but in no event more than 90 days after the end of each fiscal year of ASI, copies of signed federal income tax returns for the previous fiscal year and balance sheets of ASI and its Subsidiaries (including DCI) as of the close of such period and the related statements of income, shareholders' equity and cash flow for such fiscal year, all on a consolidating basis, in each case setting forth in comparative form the related figures for the previous year and reported on, without qualification, by Ernst & Young LLP or such other independent certified public accountants selected by the Borrowers and acceptable to the Bank; and

               (b) as soon as available but in no event more than 30 days after the end of each accounting month of ASI, unaudited balance sheets of ASI as of the close of such month and the related unaudited income statement for such month and for the portion of the fiscal year through such month, all on a consolidating basis, certified by the chief financial officer of ASI to the best of his knowledge as presenting fairly the financial condition and results of operations of the Borrowers as of the date thereof and for the periods ended on such date, subject to normal year end adjustments; and

               (c) Within thirty (30) days after the written request of the Bank, forecasted financial statements prepared by the Borrowers, consisting of balance sheets, cash flow statements and income statements of the Borrowers, reflecting projected borrowings under this Agreement and under the Domestic Financing and setting forth the assumptions on which such forecasted financial statements were prepared, covering the one-year period until the next fiscal year end. Projected financial statements must reflect the good faith projections of the Borrowers based upon reasonable assumptions of the Borrowers; provided, however, that with respect to the accuracy of pro formas, projections or forecasts required hereunder, the Borrowers covenant only that information used as a basis for such pro formas, projections or forecasts shall be knowingly or reasonably believed by the Borrowers to be true and correct when used, and that such pro formas, projections and forecasts represent the good faith belief of the Borrowers that they were accurate when made.

               (d) Together with each delivery of financial statements by
Section 8.1(a), a certificate of the accountants who performed the audit in connection with such statements (a) stating that they have reviewed this Agreement and that, in making the audit necessary to the issuance of a report on such financial statements, they have obtained no knowledge of any Default or Event of Default or, if such accountants have obtained knowledge of a Default or Event of Default, specifying the nature and period of existence thereof, and (b) setting forth the calculations necessary to establish whether or not the Borrowers were in compliance with the covenants contained in Article IX and
Section 10.2 of this Agreement as of the date of such statements.

               The Borrowers authorize the Bank, after notice to the Borrowers, to discuss the financial condition of the Borrowers with the Borrowers' independent certified public accountants and agrees that such discussion or communication shall be without liability to either the Bank or the Borrowers' independent certified public accountants. The Borrowers shall deliver a letter addressed to such accountants authorizing them to comply with the provisions of this clause (d). Notice by the Bank to the Borrowers under this paragraph may be given by telephone.

               (e) Together with each delivery of financial statements required by Section 8.1(a) and (b), a certificate of the President or chief financial officer of ASI, in a form satisfactory to Bank in its sole discretion, (a) stating that, based on an examination sufficient to enable him to make an informed statement, no Default or Event of Default exists or, if such is not the case, specifying such Default or Event of Default and its nature, when it occurred, whether it is continuing and the steps being taken by the Borrowers with respect to such Default or Event of Default, (b) setting forth the calculations necessary to establish whether or not the Borrowers were in compliance with the covenants contained in Article IX and Section 10.2 of this Agreement as of the date of such statements and (c) containing other information reasonably required by Bank to support Borrowers' calculations on the Borrowing Base Certificate including, but not limited to Accounts Receivable aging and Inventory listings.

               (f) (i) Promptly upon receipt thereof, copies of all reports, if any, submitted to either Borrower or its Board of Directors by its independent public accountants, including, without limitation, all management reports.

                      (ii) From time to time and promptly upon each request, such forecasts, data, certificates, reports, statements, opinions of counsel, documents or further information regarding the business, assets, liabilities, financial condition, results of operations or business prospects of the Borrowers as the Bank may reasonably request. The rights of the Bank under this clause (f)(ii) are in addition to and not in derogation of its rights under any other provision of this Agreement or any of the other Financing Documents.

                      (iii) If   requested   by  the   Bank,   statements   in
conformity with the requirements of Federal Reserve Form G-1 or U-1 referred to in Regulations G and U, respectively, of the Board of Governors of the Federal Reserve System.

               (g) whenever requested by the Bank or EXIMBANK, but in any event no less frequently than once per calendar month, within 20 days after the end of the previous month (i) reports with respect to the Export Receivables and Export Inventory, which reports shall include (without limitation) customer name, jurisdiction of customer's residence, destination of shipment, dollar amount and number of days outstanding for each Account Receivable and location of each item of Inventory and information concerning the status of completion of export purchase orders, and (ii) a Borrowing Base Certificate that includes Export Receivables and Export Inventory balances which are reconciled directly to the month-end Receivables and Inventory aging report and to the general ledger of ASI, and (iii) summaries of purchase orders or invoices, against which Loan advances have been made or Letters of Credit issued, together with copies of all documentation pursuant to which the account debtor's obligations in respect of the purchase orders or invoices are secured, if appropriate; and

               (h) such additional information, reports or statements as the Bank or EXIMBANK may from time to time reasonably request.

      8.2 TAXES AND CLAIMS. The Borrowers shall pay and discharge all taxes and assessments whether general or special, ordinary or extraordinary, due and owing by the Borrowers to all Governmental Authorities in respect of the Borrowers, any of their respective properties or assets, franchises, businesses, income or profits, prior to the date on which penalties attach thereto, and all lawful claims which, if unpaid, might become a lien or encumbrance upon any of its properties. The Borrowers may, however, defer payment of any contested taxes; provided that the Borrowers (a) in good failure contest the obligation to pay such taxes by appropriate proceedings promptly and diligently instituted and conducted; (b) notify the Bank in writing of the commencement of, and any material development in, the proceedings; (c) post a bond or takes any other steps required to keep the contested taxes from becoming a lien on any of the Collateral; and (d) maintain an adequate reserve for contested taxes in conformity with GAAP.

      8.3 INSURANCE. The Borrowers shall provide or cause to be provided to the Bank, and shall maintain, or cause to be maintained, in full force and effect at all times prior to the payment and performance in full of the Borrowers' Obligations, such policies of insurance as are normally maintained by similar businesses operating in the same vicinity as the Borrowers, which are underwritten by a company or companies and are in form and amounts satisfactory to the Bank, including, by way of example and not by way of limitation, at least the following:

               (a) permanent fire and hazard insurance or property damage insurance covering any real property improvements owned by the Borrowers and all Equipment and Inventory and other personal property of the Borrowers wherever located, affording protection against at least loss or damage by fire or other hazards covered by the standard all-risk "extended coverage" endorsement (non-reporting form), including vandalism, malicious mischief, marine, overland or air freight coverage for Inventory in transit and such other risks as shall be customarily covered with respect to similar property or as the Bank may from time to time otherwise require, in amounts acceptable to the Bank containing a standard non-contributing, non-reporting mortgagee or loss payee clause naming the Bank as mortgagee and loss payee, as its interests may appear and specifying that "such policy will not be cancelled without 30 days' prior written notice to the Bank;

               (b) public liability and property damage insurance for the Borrowers to afford protection in amounts acceptable to the Bank together with an endorsement naming the Bank as an additional insured;

               (c) business interruption insurance for the Borrower to afford protection against such events as are customarily covered by such insurance issued with respect to businesses similar to that conducted by the Borrowers; and

               (d) workers' compensation insurance of the Borrowers with coverage limits in accordance with the requirements of applicable laws or regulations.

Insurance proceeds shall be applied in accordance with the provisions of the documents relating to the Domestic Financing; provided, however, that Proceeds of insurance relating to Export Receivables and Export Inventory and the other Collateral shall be applied in accordance with the lien priority established pursuant to Section 5.2 of this Agreement.

      8.4 CORPORATE EXISTENCE. The Borrowers shall maintain in good standing their existence as Kansas corporations qualified to do business in each jurisdiction in which such qualification is necessary for the conduct of its business in such jurisdiction except where failure to be so qualified would not have a Material Adverse Effect.

      8.5 MAINTENANCE OF PROPERTIES. The Borrowers shall maintain all of their respective properties (including inventory and equipment) in good working order, reasonable wear and tear excepted, and condition and cause replacements and repairs to be made when necessary for the proper and advantageous conduct of its business.

      8.6 COMPLIANCE WITH LAWS GENERALLY. The Borrowers shall comply with all applicable laws, ordinances, governmental rules or regulations to which the Borrowers are or become subject (including, without limitation, any laws relating to employment practices or to environmental, occupational and health standards and controls) and the Borrowers will maintain any and all licenses, permits, franchises and other governmental authorizations necessary for the ownership and operation of their respective properties and business except where noncompliance would not have a Material Adverse Effect.

      8.7 MAINTENANCE OF LICENSES. ASI will take all steps necessary to maintain all licenses, permits and authorizations required for the export of Export Inventory under the purchase orders which constitute the basis for the Export Receivables against which advances of the Loan are made or Letters of Credit are issued pursuant to the terms of this Agreement and the other Financing Documents.

      8.8 BOOKS AND RECORDS; INSPECTION. The Borrowers will keep adequate records and books of account with respect to their businesses, in accordance with GAAP; and permit the Bank, by its accountants, attorneys, officers or other agents, to examine such records and books of account and to discuss the affairs, finances and accounts pertaining thereto with officers of the Borrowers at their offices at any time during normal business hours. As part of this requirement, ASI shall be obligated to maintain information supporting the use of each Loan advance, each Letter of Credit issued hereunder and supporting the satisfaction of all eligibility requirements by each Export Receivable and item of Export Inventory to which Collateral Value is attributable under SECTION 5.3 hereof.

Without limiting the foregoing, ASI acknowledges that the Bank must perform (a) an audit of its books and records no less frequently than once during every six
(6) months, (b) a quarterly review of a sampling of export purchase orders selected by the Bank, and representing at least ten percent (10%) of the aggregate Dollar amount of export purchase orders and at least ten percent (10%) of the total number of export purchase orders supporting Borrowers' Obligations outstanding during the past fiscal quarter, and (c) an annual review of the Commitment which shall be reported in writing to EXIMBANK.

      8.9 NOTIFICATION OF CERTAIN EVENTS, EVENTS OF DEFAULT AND ADVERSE DEVELOPMENTS. The Borrowers shall promptly notify the Bank in writing (a) within five (5) Business Days of obtaining knowledge of any event of circumstance which causes or may cause the Bank to consider any Export Receivables or Export Inventory to be ineligible for purposes of determining Collateral Value and (b) within fifteen (15) Business Days of obtaining knowledge of the occurrence of the following (in each case describing in detail satisfactory to the Bank the nature thereof and the action the Borrower proposes to take with respect thereto):

               (a) any Default or Event of Default under this Agreement or any of the other Financing Documents;

               (b) any notice, claim or demand from any Governmental Authority which alleges that either Borrower is in violation of any of the terms of, or has failed to comply with, any applicable order issued pursuant to any federal or state statute regulating its operation of business, including, but not limited to, the Occupational Safety and Health Act and the Environmental Protection Act or any applicable foreign environmental laws;

               (c) any debarment, suspension, proposed debarment with a final determination still pending, declared ineligibility of voluntary exclusion (as such terms are defined in the Debarment Regulations defined in SECTION 6.18 of this Agreement) of either Borrower or any of their Principals (as defined in
SECTION 6.18 hereof) from participation in procurement or nonprocurement transactions with any United States federal government department or agency, or any indictment, conviction or civil judgment rendered against either Borrower or any of their Principals for any of the offenses listed in any of the Debarment Regulations;

               (d) the occurrence of any event which the Borrowers reasonably believe may adversely affect the collectability of any of the Export Receivables, including (without limitation) the occurrence of an event under any accounts receivable insurance maintained by the Borrowers with respect to any of the Export Receivables or the deterioration of the financial condition of any bank issuing a letter of credit to secure any of the Export Receivables; and

               (e) any other development which could have a Material Adverse Effect.

      8.10 PERFORMANCE OF ALL EXPORT CONTRACTS. ASI shall perform all of its obligations under all export contracts in accordance with their terms, including (without limitation) the delivery of the goods required thereby, free and clear of material defects and prior to or on the deadline specified therein (or the deadline as extended by mutual agreement of ASI and the customer.

      8.11 CONDITIONS PRECEDENT TO RIGHT TO RECEIVE PAYMENT UNDER EXPORT CONTRACTS. ASI shall, as soon as possible, take all actions reasonably necessary to entitle ASI to receive any payments due under all export contracts, including (without limitation) the timely drawing of drafts under any letters of credit issued for the benefit of ASI in connection therewith and the timely presentation of any claims under any insurance policy issued by, or financing guaranteed by, the Export Import Bank of the United States or any other insurer or guarantor.

      8.12 FURTHER ASSURANCES AND CORRECTIVE INSTRUMENTS. The Borrowers shall execute, acknowledge and deliver, or cause to be executed, acknowledged and delivered, from time to time, such supplements hereto and such further instruments as may reasonably be required by the Bank or EXIMBANK for carrying out the intention of the parties to, or facilitating the performance of, this Agreement or any of the Financing Documents.

      8.13 ERISA. As soon as possible and in any event within 30 days after the Borrowers know, or have reason to know, that: (a) any Termination Event with respect to a Benefit Plan has occurred or will occur, (b) the aggregate present value of the Unfunded Vested Accrued Benefits under all Plans has increased to an amount in excess of $0, or (c) either Borrower is in "default" (as defined in Section 4219(c)(5) of ERISA) with respect to payments to a Multiemployer Plan required by reason of its complete or partial withdrawal (as described in Section 4203 or 4205 of ERISA) from such Multiemployer Plan, a certificate of the President or the chief financial officer of ASI setting forth the details of such of the events described in clauses (a) through (c) as applicable and the action which is proposed to be taken with respect thereto and, simultaneously with the filing thereof, copies of any notice or filing which may be required by the PBGC or other agency of the United States government with respect to such of the event described in clauses (a) through (c) as applicable.


                                   ARTICLE IX
                               FINANCIAL COVENANTS

      Until payment and performance in full of the Borrowers' Obligations, the Borrowers will comply with each of the financial covenants contained in this
ARTICLE IX,
all of which shall be calculated on a consolidated basis as to ASI and its Subsidiaries (including DCI), compliance to be measured quarterly beginning April 30, 2000 and for the covenants contained in clauses (b), (c), (d) and (e) tested on a rolling four-quarter average basis:

      9.1      FINANCIAL RATIOS.

               (a) MINIMUM TANGIBLE NET WORTH. The Borrowers shall not permit the Tangible Net Worth of the Borrowers at any time to be less than $7,250,000.

               (b) MINIMUM CURRENT RATIO. The Borrowers shall not permit the Current Ratio of the Borrowers at any time to be less than 1.5 to 1.0.

               (c) MAXIMUM FUNDED DEBT RATIO. The Borrowers shall not permit the Funded Debt Ratio to exceed (i) 4.15:1 from April 30, 2000 through January 30, 2001; and (ii) 3:1 from and after January 31, 2001. In calculating the Funded Debt Ratio, EBITDA will be rolled up as follows:

                      (1) For the April 30, 2000 measurement of the Maximum Funded Debt Ratio, EBITDA will be the sum of (x) $1,080,000 (which represents the deemed EBITDA of DCI alone for three (3) fiscal quarters) PLUS (y) EBITDA for ASI alone for the three (3) fiscal quarters immediately preceding the fiscal quarter beginning February 1, 2000 PLUS (z) the calculated EBITDA for DCI's and ASI's combined operations for the fiscal quarter beginning February 1, 2000.

                      (2) For the July 31, 2000 measurement of the Maximum Funded Debt Ratio, EBITDA will be the sum of (x) $720,000 (which represents the deemed EBITDA of DCI alone for two (2) fiscal quarters PLUS (y) EBITDA for ASI alone for the two (2) fiscal quarters immediately preceding the fiscal quarter beginning February 1, 2000 PLUS (z) the calculated EBITDA for DCI's and ASI's combined operations for the two (2) fiscal quarters beginning February 1, 2000.

                      (3) For the October 31, 2000 measurement of the Maximum Funded Debt Ratio, EBITDA will be the sum of (x) $360,000 (which represents the deemed EBITDA of DCI alone for one (1) fiscal quarter PLUS (y) EBITDA for ASI alone for the fiscal quarter immediately preceding the fiscal quarter beginning February 1, 2000 PLUS (z) the calculated EBITDA for DCI's and ASI's combined operations for the three (3) fiscal quarters beginning February 1, 2000.

                      (4) From and after the January 31, 2001 measurement of the Maximum Funded Debt Ratio, EBITDA will be the calculated EBITDA for DCI's and ASI's combined operations.

               (d) MAXIMUM LIABILITIES RATIO. The Borrowers shall not permit the Liabilities Ratio of the Borrowers at any time to exceed 1.95 to 1.

               (e) MINIMUM DEBT SERVICE COVERAGE RATIO. The Borrowers shall not permit the Debt Service Coverage Ratio of the Borrowers at any time to be less than 1.25:1.

      9.2 CAPITAL EXPENDITURES. The Borrowers shall not make or incur any Capital Expenditures, except that the Borrowers may make or incur Capital Expenditures in any fiscal year in an amount not to exceed, in the aggregate, $300,000.


                                    ARTICLE X
                               NEGATIVE COVENANTS

      Until payment and performance in full of all of the Borrowers' Obligations, without the written consent of the Bank, the Borrower will not fail to comply with any of the following covenants.

      10.1 USE OF LOAN PROCEEDS OR LETTERS OF CREDIT. The Borrowers will not use the Loan proceeds or the Letters of Credit for any purposes other than to finance ASI's cost of assembling, manufacturing, producing and exporting ground-based navigational equipment and airport lighting equipment. Without in any way limiting the foregoing, the Borrowers will not use the Loan proceeds or the Letters of Credit to finance any of the following:

               (a)    servicing   or   repaying   any   of   the    Borrowers'
pre-existing or future indebtedness unrelated to the Commitment, unless approved by EXIMBANK in writing;

               (b) acquiring fixed assets or capital goods for use in the Borrowers' business;

               (c)    acquiring,   equipping  or  renting   commercial   space
outside of the United States;

               (d) paying the salaries of non-U.S. citizens or non-U.S. permanent residents who are located in offices outside the United States;

               (e) providing a Warranty Bond or supported by a Retainage Receivable, unless approved in writing by EXIMBANK;

               (f) financing any portion of the cost of any item of Inventory, which represents non-United States labor, materials or services, unless such portion is less than fifty percent (50%) of the total cost of the item of Inventory and the non-United States labor, materials or services are incorporated into the item of Inventory within the United States;

               (g) financing articles or services which are (i) directly or indirectly destined for use by any military organization, (ii) defense articles or services otherwise designed primarily for military use (regardless of the native or actual use thereof), or (iii) without EXIMBANK's prior written consent, financing any items to be used in the construction, alteration, operation or maintenance of nuclear power, enrichment, reprocessing, research or heavy water production facilities; OR

               (h) financing goods or services destined for shipment to any country listed on EXIMBANK's Country Limitation Schedule, except as may be specifically permitted under Section 5.3 hereof.

      10.2 BORROWINGS. The Borrowers will not create, incur, assume or suffer to exist any Indebtedness for Borrowed Money, except for Permitted Indebtedness for Money Borrowed.

      10.3 LIENS ON COLLATERAL; OTHER ASSETS. The Borrowers will not sell, transfer or otherwise dispose of any portion of the Collateral or create, incur, assume or suffer to exist any Lien of any kind upon the Collateral, except for Permitted Liens. Notwithstanding the foregoing, the Borrowers (a) may sell, transfer or otherwise dispose of worn out or obsolete equipment up to an aggregate market value of $10,000 during the term of this Agreement upon notice to the Bank; and (b) may sell the Olathe Property and the Overland Park Property (as defined in the documents relating to the Domestic Financing) as long as no Default or Event of Default has occurred and is continuing; provided that, any proceeds from such sale, transfer or disposition will be applied to the Borrowers' Obligations or the Borrowers' obligations in respect of the Domestic Financing in the order determined by the Bank in its sole but reasonable discretion. Any other such dispositions shall be made only with the prior written consent of the Bank, which consent shall not be unreasonably withheld, provided that, the Bank may, in its sole discretion, require the proceeds of such disposition to be applied to the Borrowers' Obligations or the Borrowers' obligations in respect of the Domestic Financing in the order determined by the Bank or to the purchase of replacement Equipment in which the Bank will have the first perfected security interest.

      10.4 MERGER, ACQUISITION, DISSOLUTION OR SALE OF ASSETS. The Borrowers will NOT (a) enter into any merger or consolidation or dissolution, or (b) acquire all or substantially all of the assets of any Person, or (c) sell, lease, or otherwise dispose of any of its non-current assets, as identified in accordance with GAAP (except assets disposed of in the ordinary course of business), (d) make any material change in its corporate structure or identity, or (e) enter into any agreement to do any of the foregoing; it being understood that the Bank may withhold its consent to any of the foregoing in its sole and absolute discretion.

      10.5 CHANGE IN NATURE OF BUSINESS. The Borrowers will not make any material changes in the basic nature of their businesses as conducted on the date of this Agreement.

      10.6 DOING BUSINESS WITH DEBARRED/SUSPENDED PERSONS. The Borrowers will not knowingly enter into any transactions with any Person who is debarred, suspended, declared ineligible or voluntarily excluded from participation in procurement or nonprocurement transactions with any United States federal government department or agency pursuant to any of the Debarment Regulations (as defined in SECTION 6.18 of this Agreement).

      10.7 GUARANTIES. The Borrowers will not become or remain liable with respect to any Guaranty of any obligation of any other Person except for Guarantees of obligations under the Bond Documents (as defined in the documents relating to the Domestic Financing).

      10.8 INVESTMENTS. The Borrowers will not acquire, after the Effective Date, any Business Unit or Investment or permit any Investment to be outstanding, other than Permitted Investments.

      10.9 RESTRICTED DISTRIBUTIONS AND PAYMENTS, ETC.. The Borrowers shall not declare or make any Restricted Distribution or Restricted Payment, except that so long as no Default or Event of Default shall have occurred and be continuing or would result therefrom, the Borrowers may make payments on the Subordinated Indebtedness to the extent permitted by the Subordination Agreements or the other subordination provisions applicable thereto.

      10.10 TRANSACTIONS WITH AFFILIATES. The Borrowers shall not effect any transaction with any Affiliate on a basis less favorable to the applicable Borrower than would be the case if such transaction had been effected with a Person not an Affiliate.

      10.11 OPERATING LEASES. The Borrowers shall not enter into any lease other than a Capitalized Lease which would cause the annual payment obligations of the Borrowers under all leases (other than leases of real property in effect on the Effective Date (and renewals and substitutions therefor) and Capitalized Leases) to exceed $25,000 in the aggregate, with the exception of that certain Aircraft Lease Agreement dated July 11, 1997, by and between ASI and Scope Leasing, wherein ASI makes lease payments of approximately $42,000 per year.

      10.12 BENEFIT PLANS. The Borrowers shall not permit, or take any action which would result in, the aggregate present value of the Unfunded Vested Accrued Benefits under all Benefit Plans of the Borrowers to exceed $0.

      10.13 SALES AND LEASEBACKS. The Borrowers shall not enter into any arrangement with any Person providing for the leasing from such Person of real or personal property which has been or is to be sold or transferred, directly or indirectly, by the Borrowers to such Person.

      10.14 AMENDMENTS OF OTHER AGREEMENTS. The Borrowers shall not amend in any way the interest rate or principal amount or schedule of payments of principal and interest with respect to any Indebtedness (other than the Borrowers' Obligations and the Borrowers' obligations with respect to the Domestic Financing) other than to reduce the interest rate or extend the schedule of payments with respect thereto.


                                   ARTICLE XI
                           EVENTS OF DEFAULT; REMEDIES

      11.1 EVENTS OF DEFAULT. Any one or more of the following events shall constitute an Event of Default under this Agreement:

               (a) FAILURE TO PAY BORROWERS' OBLIGATIONS. The Borrower shall fail to pay the amount of any of the Borrowers' Obligations (including, without limitation, any mandatory prepayments of the Borrowers' Obligations from the Proceeds of the Export Receivables and Export Inventory) as and when the same are due and payable in accordance with the terms of this Agreement and the other Financing Documents; provided, however, that it shall not be an Event of Default under this Section 11.1(a) if the Borrowers shall fail to pay an amount of interest due hereunder unless and until such failure shall have continued for a period of 10 calendar days.

               (b) BREACH OF REPRESENTATION AND WARRANTIES. Any representation or warranty made herein or in any of the Financing Documents, or in any report, certificate, opinion (including any opinion of counsel for the Borrowers), financial statement or other instrument delivered in connection with this Agreement or any of the other Financing Documents shall prove to be false or misleading in any material respect when made.

               (c) OTHER DEFAULTS. Either (i) default shall be made in the due observance or performance of any other term, covenant or agreement contained in this Agreement or in any of the other Financing Documents, and such default shall have continued unremedied for a period of thirty (30) days after written notice thereof shall have been given to the Borrowers by the Bank, or (ii) an event of default shall occur under any of the other Financing Documents.

               (d) EXIMBANK GUARANTEE. The EXIMBANK Guarantee shall cease to be in effect for any reason whatsoever without the Bank's prior written consent, including (without limitation) the Borrowers' failure to pay the EXIMBANK fees, as required by SECTION 12.13 of this Agreement.

               (e) DEFAULT UNDER OTHER INDEBTEDNESS. Default shall be made with respect to any other evidence of Indebtedness for Borrowed Money of the Borrowers (i) to the Bank, or (ii) to any other Person in excess of $25,000, if the effect of such default is to accelerate the maturity of such evidence of indebtedness or liability or to permit the holder or obligee thereof to cause any indebtedness to become due prior to its stated maturity, or any such indebtedness shall not be paid as and when due and payable.

               (f) RECEIVER; BANKRUPTCY. Either of the Borrowers shall (i) apply for or consent to the appointment of a receiver, trustee or liquidator of itself or any of its property, (ii) admit in writing its inability to pay its debts as they mature, (iii) make a general assignment for the benefit of creditors, (iv) be adjudicated as bankrupt or insolvent, or (v) file a voluntary petition in bankruptcy, or a petition or an answer seeking reorganization or an arrangement with creditors or to take advantage of any bankruptcy, reorganization, insolvency, readjustment of debt, dissolution or liquidation law or statute, or an answer admitting the material allegations of a petition filed against it in any proceeding under any such law, or if corporate action shall be taken by either of the Borrowers for the purposes of effecting any of the foregoing, or
(vi) by any act indicate its consent to, approval or acquiescence in any such proceeding or the appointment of any receiver of or trustee for either of the Borrowers or any substantial part of their properties, or suffers any such receivership, trusteeship or proceeding to continue undischarged for a period of 30 days.

               (g) INVOLUNTARY RECEIVER; BANKRUPTCY. An order, judgment or decree shall be entered, without the application, approval or consent of either of the Borrowers by any court of competent jurisdiction, approving a petition seeking reorganization of the Borrowers, or of all or a substantial part of their assets or appointing a receiver, trustee or liquidator of either of the Borrowers, and such order, judgment or decree shall continue unstayed and in effect for a period of 30 days.

               (h) LITIGATION; JUDGMENTS. Either (i) any litigation is filed against a Borrower or any Guarantor which has or could reasonably be expected to have a Material Adverse Effect and such litigation is not withdrawn or dismissed within thirty (30) calendar days of the filing thereof, or (ii) any attachment or other levy against the Export Receivables or Export Inventory remains unstayed on appeal for a period of 30 days, or (iii) any uninsured judgment in excess of $50,000, or any attachment or other levy against the property of either Borrower which exceeds $50,000 in value remains unpaid, unstayed on appeal, undischarged, unbonded, or undismissed for a period of 30 days.

               (i) EXECUTION; ATTACHMENT. Any execution or attachment shall be levied against any of the Collateral, and such execution or attachment shall not be set aside, discharged or stayed within thirty (30) days after the same shall have been levied.

               (j) CHANGE OF CONTROL. ASI shall cease to own, beneficially and of record, 100% of the outstanding capital stock of DCI or such ownership shall cease to vest in ASI voting control of DCI.

               (k) COLLATERAL VALUE EXCEEDED. Except for Permitted Overadvances, the outstanding Borrowers' Obligations with respect to the Utilized Portion of the Commitment shall at any time exceed the Collateral Value, and the Borrowers shall fail to either reduce such outstanding Borrowers' Obligations or satisfy the Bank that the Collateral Value should be increased within five (5) Business Days, after written notice thereof shall have been given to the Borrowers by the Bank.

               (l) LIENS AGAINST COLLATERAL. Any Lien in any of the Collateral which is granted, or intended by the Financing Documents to be granted, to the Bank ceases to be a valid, enforceable, perfected, first priority Lien, subject only to Permitted Liens and a first priority Lien on the Overland Park Property (as defined in the documents relating to the Domestic Financing) in favor of Mutual Service Life Insurance Company and a second priority Lien on the Olathe Property (as defined in the documents relating to the Domestic Financing) in favor of Johnson County Certified Development Company;

               (m)    ENFORCEABLE    FINANCING    DOCUMENTS.    Any   material
provisions of the Financing Documents ceases to be valid, binding and enforceable in accordance with its terms; OR
                                          --

               (n) EXIMBANK DOCUMENTS. Any Borrower fails to comply with any provision of the EXIMBANK Borrower Agreement or the Loan Authorization Notice attached thereto and such failure is not cured within thirty (30) calendar days.

      11.2 REMEDIES. NOTWITHSTANDING ANY PROVISION TO THE CONTRARY CONTAINED IN THIS AGREEMENT, UPON THE OCCURRENCE OF A DEFAULT OR ANY EVENT OF DEFAULT OR UPON RECEIPT BY THE BANK OF ANY NOTICE WHICH THE BORROWERS ARE REQUIRED TO GIVE UNDER
SECTION 8.9 OF THIS AGREEMENT, THE BANK MAY DISCONTINUE MAKING ADVANCES OF THE LOAN AND ISSUING LETTERS OF CREDIT HEREUNDER IN ITS SOLE AND ABSOLUTE DISCRETION AND WILL DISCONTINUE MAKING ADVANCES OF THE LOAN AND ISSUING LETTERS OF CREDIT HEREUNDER IF AND TO THE EXTENT IT IS DIRECTED TO DO SO BY EXIMBANK.

      In addition, upon the occurrence of any Event of Default, and in every such Event of Default and at any time thereafter, unless such Event of Default shall be cured to the satisfaction of the Bank and EXIMBANK, the Bank may exercise any one or more of the following remedies.

               (a) ACCELERATE     TERMINATION    DATE.    Accelerate    the
Termination  Date,   whereupon  the  Commitment  shall  terminate  as  of  the
accelerated Termination Date.

               (b) ACCELERATE THE BORROWERS' OBLIGATIONS. Demand immediate payment in full of all of the Borrowers' Obligations under this Agreement and the other Financing Documents, including (without limitation) all accrued and unpaid interest thereon, whether or not (i) the Loan has become due and payable, or (ii) the Commercial Letters of Credit or Standby Letters of Credit may remain outstanding following repayment of the Borrowers' Obligations relating thereto, whereupon all outstanding Borrowers' Obligations shall become immediately due and payable without presentment, demand, protest, or any other notice of any kind, all of which are hereby expressly waived, anything contained in this Agreement or in the other Financing Documents to the contrary notwithstanding.

               (c) At any time after a Default or Event of Default, ("Blocked Account Event"), upon written notice by the Bank to the Borrowers, the Borrowers will cause all moneys, checks, notes, drafts and other payments relating to or constituting proceeds of Receivables, or of any other Collateral, to be forwarded to a Bank of America Blocked Depository Account (the "Blocked Account"), in accordance with an account agreement relating thereto which the Borrowers agree to execute, and in particular the Borrowers will (i) advise each Account Debtor to address all remittances with respect to amounts payable on account of any Receivables to such specified Blocked Account, and (ii) stamp all invoices relating to any such amounts with a legend satisfactory to the Bank indicating that payment is to be made to the Borrowers via the Blocked Account. From and after the occurrence of a Blocked Account Event, the Bank may, in its sole discretion, elect to continue the use of the Blocked Account notwithstanding that the Default or Event of Default giving rise to the Blocked Account Event was cured or otherwise waived.

               From and after such notice is given to the Borrowers that a Blocked Account is required, the Borrowers and the Bank shall cause all collected balances in the Blocked Account to be applied daily (i) on account of the Borrowers' Obligations and the Borrowers' obligations in respect of the Domestic Financing, consistent with the lien priorities on Export Receivables, Export Inventory and the other Collateral in Section 5.2, such credits to be entered on the first (1st) Business Day following receipt and to be conditioned upon final payment in cash or solvent credits of the items giving rise to them, and (ii) with respect to any balance remaining after such application, so long as no Default or Event of Default has occurred and is continuing, for transfer to the Borrowers' Account or such other account of the Borrowers as the Borrowers and the Bank may agree.

               Any moneys, checks, notes, drafts or other payments referred to in this Section which are received by or on behalf of the Borrowers will be held in trust for the

Bank and will be delivered to the Bank as promptly as possible in the exact form received, together with any necessary endorsements.

               Unless and until any such notice of a requirement of a Blocked Account is given by the Bank, all Accounts Receivable may be collected directly by the Borrowers, provided that such funds are deposited into a Bank of America commercial account.

               (d) LIQUIDATION OF SECURITY INTEREST IN COLLATERAL. Upon the occurrence of any Event of Default, and at any time during the continuance thereof, the Bank shall have, in addition to all other rights and remedies, the remedies of a secured party under the Uniform Commercial Code, or under any other governing laws, including, without limitation, the right to take possession of the Collateral (to which the Borrowers hereby specifically consent), and for that purpose the Bank may, so far as the Borrowers can give authority therefor, enter upon any premises on which the Collateral may be situated and remove the same therefrom. Upon request of the Bank, the Borrowers shall assemble and make the Collateral available to the Bank at a place to be designated by the Bank. Unless the Collateral is perishable or threatens to rapidly decline in value, or is of a type customarily sold on a recognized market, the Bank shall give the Borrowers at least ten (10) calendar days' prior notice of the time and place of any public sale or the time after which any private sale or any other intended disposition is to be made. The Bank may at any time in its discretion transfer any securities (I.E., stock or bonds) or other property constituting the Collateral into its own name or that of its nominee and receive the income thereon and hold the same as collateral for Borrowers' Obligations or apply it to principal, or interest or other costs, fees or charges due on, or with respect to, the Borrowers' Obligations. The Borrowers hereby irrevocably constitute and appoint the Bank as the Borrowers' true and lawful attorney in fact, with full power of substitution, at the sole cost and expense of the Borrowers, but for the sole benefit of the Bank, to convert the Collateral to cash, including without limitation, completing the manufacturing process of work in process, and the sale (either public or private) of all or any portion of the Collateral, to enforce collection of the Collateral, either in its own name or in the name of the Borrowers, compromising or settling with any Account Debtors and prosecuting, defending, compromising or releasing any action relating to the Collateral; to receive, open and dispose of all mail addressed to the Borrowers and to take therefrom any remittances on or proceeds of the Collateral in which Bank has a security interest; to notify United States Post Office authorities to change the address for delivery of mail addressed to the Borrowers to such address as the Bank may designate; to indorse the name of the Borrowers in favor of the Bank upon any and all checks, drafts, money orders, notes, acceptances or other instruments of the same or different nature; to sign and indorse the name of the Borrowers on and to receive as secured party any of the Collateral, any invoices, schedules of collateral, freight or express receipts and/or other documents of title of the same or different nature relating to the Collateral; to sign the name of the Borrowers on any notice to the Account Debtors or on verification of the Collateral; and to sign and file or record on behalf of the Borrowers any financing or continuation statements or other statements in order to perfect, keep perfected or protect the Bank's security interest in the Collateral. The Bank shall not be obliged to do any of the acts or exercise any of the powers herein above authorized, but if the Bank elects to do any such act or exercise any such power, it shall not be responsible to the Borrowers except for the Bank's own willful misconduct or gross negligence. All powers conferred upon the Bank by this Agreement, being coupled with an interest, shall be irrevocable as long as any of the Borrowers' Obligations to the Bank shall remain unpaid.

               (e) BORROWERS REMAINS LIABLE FOR DEFICIENCY. The Borrowers are liable for the entire amount of the Borrowers' Obligations and will remain responsible for any deficiency in any proceeds realized upon any liquidation of Collateral.

               (f) OTHER RIGHTS AND REMEDIES. In addition to any other rights or remedies specifically set forth herein, the Bank shall have available to it all rights and remedies under any of the Financing Documents and any other rights and remedies afforded to it at law or in equity.

               (g) PERFORMANCE BY BANK. If the Borrowers shall fail to pay any of the Borrowers' Obligations or the Borrowers shall otherwise fail to perform, observe or comply with any of the conditions, covenants, terms, stipulations or agreements contained in this Agreement or any of the other Financing Documents and the same results in an Event of Default hereunder, the Bank, without notice to or demand upon the Borrowers, and without waiving or releasing any of the Borrowers' Obligations or any Event of Default, and in addition to any rights or remedies available to it under any of the other Financing Documents, may (but shall be under no obligation to) at any time thereafter make such payment or perform such act for the account and at the expense of the Borrowers, and may, to the extent permitted by law, enter upon the premises of the Borrowers for that purpose and take all such action thereon as the Bank may consider necessary or appropriate for such purpose. All sums so paid or advanced by the Bank and all costs and expenses (including, without limitation, reasonable attorneys' fees and expenses) incurred in connection therewith (the "Expense Payments") together with interest thereon from the date of payment of the advance or the date on which the expense was incurred until paid in full at the rate of three percent (3%) per annum in excess of the Prime Rate shall be paid by the Borrowers to the Bank on demand and shall constitute and become a part of the Borrowers' Obligations.

               (h) NO CONDITIONS PRECEDENT TO EXERCISE OF REMEDIES. The Borrowers shall not be relieved of any obligation by reason of the failure of the Bank to comply with any request of the Borrowers or of any other person, to sell any portion of the Collateral, or otherwise to enforce any provision of the Financing Documents, or by reason of the release, regardless of consideration, of all or any part of the Collateral, or other security for the Borrowers' Obligations, or by reason of any agreement or stipulation between any subsequent owner of the Collateral or other security for the

Borrowers' Obligations, or the Bank extending the time of payment or modifying the terms of the Financing Documents without first having obtained the consent of the Borrowers; and in the latter event, the Borrowers shall continue to be liable to make payments according to the terms of any such extension or modification agreement, unless expressly released and discharged in writing by the Bank.

               (i) REMEDIES CUMULATIVE AND CONCURRENT. No remedy herein conferred upon or reserved to the Bank is intended to be exclusive of any other remedies provided for in the Financing Documents, and each and every such remedy shall be cumulative, and shall be in addition to every other remedy given hereunder, or under the Financing Documents, or now or hereafter existing at law or in equity or by statute. Every right, power and remedy given by the Financing Documents to the Bank shall be concurrent and may be pursued separately, successively or together against the Borrower or the Collateral or other security for the Borrowers' Obligations or any part thereof, and every right, power and remedy given by the Financing Documents may be exercised from time to time as often as may be deemed expedient by the Bank.

               (j) NO WAIVER. No delay or omission of the Bank to exercise any right, power or remedy accruing upon the happening of an Event of Default shall impair any such right, power or remedy or shall be construed to be a waiver of any such Event of Default or any acquiescence therein. No delay or omission on the part of the Bank to exercise any remedy hereunder, or acceptance by the Bank of any partial payment on account of the Borrowers' Obligations shall constitute a waiver of any such Event of Default and each of the remedies herein provided shall remain continuously available to the Bank.


                                   ARTICLE XII
                                  MISCELLANEOUS

      12.1 NOTICES. All communications between the parties or notices in connection with this Agreement and any of the other Financing Documents shall be in writing (unless otherwise specified herein), hand delivered or sent by registered airmail, postage prepaid, or by telex, telecopy or other electronic transmission, addressed to the intended recipient at the address therefor set forth below. All such communications and notices shall be effective upon delivery. Any party may change its address or other information for notices by giving notice to the other parties in accordance with the provisions of this Section.

                          (a)         if to the Borrowers:
                          Airport Systems International, Inc.
                          11300 W. 89th Street
                          Overland Park, Kansas 66214
                          Attn: Keith S. Cowan, Chief Executive Officer

                          Facsimile Transmission No.:  913-492-0870

                          with a copy to:

                          Blackwell Sanders Peper Martin LLP
                          2300 Main Street, Suite 1000
                          Kansas City, Missouri 64141
                          Attn:  Merry Evans, Esquire
                          Facsimile Transmission No.: 816-983-8080

                          (b)         if to the Bank:
                          Bank of America, N.A.
                          1200 One Kansas City Place
                          1200 Main Street
                          Kansas City, Missouri
                          Attn: Charles Wooten, Vice President
                          Facsimile Transmission No.:  816-979-7174

                          with a copy to:

                          Bryan Cave LLP
                          3500 One Kansas City Place
                          1200 Main Street
                          Kansas City, Missouri  64105
                          Attn:  Christopher J. Fisher
                          Facsimile Transmission No.: 816-374-3300 and

                          Miles & Stockbridge P.C.
                          10 Light Street
                          Baltimore, Maryland 21202
                          Attn:  Cynthia C. Allner
                          Facsimile Transmission No.:  410-385-3700

                      (c)  if to EXIMBANK:

                          Export-Import Bank of the United States
                          811 Vermont Avenue, N.W.
                          Washington, D.C. 20571
                          Attn:       Vice President,
                                      United States Division

      12.2     SURVIVAL OF AGREEMENT; SUCCESSORS AND ASSIGNS; SUBSIDIARIES.

               (a) All covenants, agreements, representations and warranties made herein and in the certificates delivered pursuant hereto shall survive the making of the Loan and the issuance of any Letters of Credit, and the execution and delivery to the Bank of this Agreement and all of the other Financing Documents and shall continue in full force and effect until all of the Borrowers' Obligations have been paid and performed in full.

               (b) Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party; and all covenants, promises and agreements by or on behalf of the Borrowers or any of their Subsidiaries which are contained in this Agreement or in the other Financing Documents shall inure to the benefit of the successors and assigns of the Bank, including (without limitation) EXIMBANK, which is a third-party beneficiary of this Agreement and each of the other Financing Documents to which it is not a direct party. The Bank may assign any interest that it may have under this Agreement or the other Financing Documents to any participant or to EXIMBANK, in each case without the prior consent of or notice to the Borrowers or any other Person. The Borrowers may not assign any interest that they may have under this Agreement or the other Financing Documents, including (without limitation) the right to receive the benefit of the Loan to be extended hereunder or the Letters of Credit to be issued hereunder, without the prior written consent of the Bank and EXIMBANK. Any assignment made or attempted by the Borrowers or either of them without the prior written consent of the Bank and EXIMBANK shall be void and of no effect. No consent by the Bank and EXIMBANK to an assignment by either Borrower shall release such Borrower as the party primarily obligated and liable under the terms of this Agreement unless the Borrower shall be released specifically by the Bank and EXIMBANK in writing. No consent by the Bank


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and EXIMBANK to an assignment shall be deemed to be a waiver of the requirement of prior written consent by the Bank and EXIMBANK with respect to each and every further assignment and as a condition precedent to the effectiveness of such assignment.

      12.3     PAYMENT OF FEES AND EXPENSES.

               (a) LEGAL FEES AND EXPENSES. The Borrowers will pay all out-of-pocket expenses incurred by the Bank in connection with (i) the preparation and negotiation of this Agreement and the other Financing Documents,
(ii) the making of the Loan and the issuance of the Letters of Credit by the Bank, (iii) the protection of the Collateral and any other security for the repayment of the Borrowers' Obligations, and (iv) the enforcement and protection of the rights of the Bank in connection with this Agreement or any of the other Financing Documents, including, but not limited to, the fees and disbursements of Miles & Stockbridge, Baltimore, Maryland, Bryan Cave LLP, Kansas City, Missouri or other counsel employed by the Bank.

               (b) EXIMBANK FACILITY FEE. The Borrower shall be obligated to pay directly to the Bank the EXIMBANK Facility Fee in the amount of U.S. $90,000 PER ANNUM, to be prorated for any portion of a 12-month period during which the Commitment will be outstanding, which is due and payable on the date of this Agreement and on each anniversary of the date of this Agreement.

               (c) UNUSED LINE FEE. In connection with and as consideration for the Bank's Commitment, the Borrowers shall pay a fee to the Bank, from the Effective Date until the Termination Date, in an amount equal to one quarter of one percent (.25%) PER ANNUM of the average daily unused portion of the Commitment payable quarterly in arrears on the first day of each quarter and on the date of any permanent reduction in the Commitment.

               (d) EARLY TERMINATION FEE. In the event that the Borrowers terminate this Agreement at any time prior to the Termination Date, the Borrowers shall pay to the Bank a prepayment fee of (a) two percent (2%) of the Commitment if such termination occurs on or before the last day of the eighteenth (18th) month after the Effective Date hereof, or (b) one percent (1%) of the Commitment if the Termination Date has been extended and such termination occurs before the new Termination Date but after the eighteenth month after the Effective Date hereof.

               (e) PREPAYMENT FEE. Provided that no Event of Default has occurred and is continuing or would occur as a result, upon the written request of the Borrowers, the Bank will permit the Borrowers to permanently reduce the Commitment ("Permanent Reductions") on the following conditions: (i) all Permanent Reductions shall be in increments of not less than Two Hundred Thousand and No/100 Dollars ($200,000); (ii) Permanent Reductions shall not occur more than once in any thirty (30) day period; (iii) Permanent Reductions shall not occur more than four (4) times during


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the effectiveness of the Commitment; (iv) Lender shall be under no obligation to re-lend any amount permanently reduced pursuant to a Permanent Reduction; (v) a Permanent Reduction may not be made which would cause an overadvance against the Borrowing Base after giving effect to such Permanent Reduction; (vi) a permanent Reduction will be evidenced by an amendment to this Agreement, and will not be effective until acknowledged by the Bank to the Borrowers in writing; (vii) a Permanent Reduction would be supported by an equity investment into ASI in an amount greater than or equal to the Permanent Reduction; (viii) the Borrowers will pay the Permanent Reduction Prepayment Fee (as hereinafter defined) to the Bank; and (ix) the Borrowers will pay the actual, reasonable costs of the Bank, including without limitation legal fees and costs, incurred in connection with a Permanent Reduction. The "Permanent Reduction Prepayment Fee" is equal to (a) one and one-third percent (1.33%) of the amount of the Permanent Reduction if such termination occurs on or before the last day of the eighteenth (18th) months after the Effective Date hereof; or (b) two-thirds of one percent (.67%) of the amount of the Permanent Reduction if the Termination Date has been extended and such termination occurs before the new Termination Date but after the eighteenth month after the Effective Date hereof.

      12.4 APPLICABLE LAW; JURISDICTION, CONSENT TO SERVICE OF PROCESS. This Agreement and all of the other Financing Documents (except where expressly indicated therein to the contrary) shall be construed in accordance with and governed by the laws of the State of Missouri except as specifically provided herein. The Bank and the Borrowers hereby submit to the non-exclusive jurisdiction of any Missouri court or federal court sitting in Missouri over any suit, action or proceeding arising out of or relating to this Agreement. Final judgment in any such suit, action or proceeding brought in any such court shall be conclusive and binding upon the Borrowers and may be enforced in any court to the jurisdiction of which the Borrowers are subject, by a suit upon the judgment.

      12.5 WAIVER OF TRIAL BY JURY. Each of the Borrowers and the Bank hereby waive trial by jury in any action or proceeding to which the Borrowers (or either of them) and the Bank may be parties, arising out of or in any way pertaining to this Agreement or any of the other Financing Documents. It is agreed and understood that this waiver constitutes a waiver of trial by jury of all claims against all parties to such actions or proceedings, including claims against parties who are not parties to this Agreement.

      This waiver is knowingly, willingly and voluntarily made by each of the Borrowers and the Bank, and the Borrowers hereby represent that no representations of fact or opinion have been made by any individual to induce this waiver of trial by jury or to in any way modify or nullify its effect. The Borrowers further represent that they have had the opportunity to be represented in the signing of this Agreement and in the making of this waiver by independent legal counsel, selected of their own free will, and that they have had the opportunity to discuss this waiver with counsel.

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      12.6 MODIFICATIONS. No course of dealing between the Borrowers and the
Bank shall be effective to amend, modify or change any provision of this Agreement or the other Financing Documents. No modification or waiver of any provision of this Agreement or of any of the other Financing Documents, nor consent to any departure by the Borrowers therefrom, shall be effective unless the same shall be in writing, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which it is given. No notice to or demand on the Borrowers in any case shall entitle the Borrowers to any other or further notice or demand in the same, similar or other circumstances.

      12.7 NO WAIVER OF RIGHTS BY BANK. Neither any failure nor any delay on the part of the Bank in exercising any right, power or privilege hereunder or under this Agreement or any of the other Financing Documents shall operate as a waiver thereof, nor shall a single or partial exercise thereof preclude any other or further exercise or the exercise of any other right, power or privilege.

      12.8 NO LIABILITY OF BANK. Neither the Bank nor EXIMBANK shall be liable for any act or omission by it pursuant to the provisions of this Agreement, in the absence of fraud or gross negligence. The Borrowers hereby agree that neither the Bank nor EXIMBANK shall be chargeable for any negligence, mistake, act or omission of any accountant, examiner, agency or attorney employed by it in making examinations, investigations or collections, or otherwise in perfecting, maintaining, protecting or realizing upon any lien or security interest in the Collateral or any other interest in any security for the Borrowers' Obligations. Neither the Bank nor EXIMBANK shall incur any liability to the Borrowers or to any other party in connection with the acts or omissions of the Bank or EXIMBANK in reliance upon any certificate or other paper believed by the Bank or EXIMBANK to be genuine or with respect to any other thing which the Bank or EXIMBANK may do or refrain from doing, unless such act or omission amounts to fraud or gross negligence.

      By accepting or approving anything required to be observed, performed or fulfilled by the Borrowers or to be given to the Bank or EXIMBANK pursuant to this Agreement, including, without limitation, any certificate, balance sheet, statement of profit and loss or other financial statement, survey, receipt, appraisal or insurance policy, neither the Bank nor EXIMBANK shall be deemed to have warranted or represented the sufficiency, legality, effectiveness or legal effect of the same, or of any term, provision or condition thereof and any such acceptance or approval thereof shall not be or constitute any warranty or representation with respect thereto.

      12.9 INDEMNIFICATION. All acts, including any failure to act, relating to the Collateral and any other security for the Borrowers' Obligations by any agent, representative or designee of the Bank or EXIMBANK are performed solely for the benefit of the Bank or EXIMBANK to assure repayment of the Borrowers' Obligations and are not for the benefit of the Borrowers, or for the benefit of any other Person,


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including without limitation, purchasers, tenants or other occupants. The
Borrowers agree to indemnify the Bank and EXIMBANK and to hold the Bank and EXIMBANK harmless against any loss or expense (including reasonable attorneys, fees) resulting from any and all claims, actions, settlements, or liability for acts or failure to act in connection with the Collateral and any other security for the Borrowers' Obligations. In addition to all amounts payable hereunder, the Borrowers hereby protect, indemnify and hold harmless the Bank and EXIMBANK from and against, and hereby agrees to defend the Bank and EXIMBANK against, any and all claims, damages, losses, liabilities, costs or expenses whatsoever which the Bank and EXIMBANK may, at any time, sustain or incur by reason of or in consequence of or arising out of the making of the Loan, the issuance of the Letters of Credit or the issuance of a guaranty of the Borrowers' Obligations, as the case may be; it being the intention of the parties that this Agreement shall be construed and applied to protect and indemnify the Bank and EXIMBANK against any and all risks involved in the transactions contemplated by this Agreement and the other Financing Documents, all of which risks are hereby assumed by the Borrowers. The provisions of this Section shall survive the expiration of this Agreement and the other Financing Documents.

      12.10 NO PARTNERSHIP. Nothing contained in this Agreement shall be construed in a manner to create any relationship among the Borrowers, the Bank and EXIMBANK other than the relationship of borrowers, lender and credit enhancement provider, and the Borrowers, the Bank and EXIMBANK shall not be considered partners or co-venturers for any purpose on account of this Agreement.

      12.11 TIME OF ESSENCE. Time shall be of the essence for each and every provision of this Agreement of which time is an element.

      12.12 ILLEGALITY. If fulfillment of any provision hereof or any transaction related hereto or to any of the other Financing Documents, at the time performance of such provision shall be due, shall involve transcending the limit of validity prescribed by law, then IPSO FACTO, the obligation to be fulfilled shall be reduced to the limit of such validity; and if any clause or provisions herein contained other than the provisions hereof pertaining to repayment of the Borrowers' Obligations operates or would prospectively operate to invalidate this Agreement in whole or in part, then such clause or provision only shall be void, as though not herein contained, and the remainder of this Agreement shall remain operative and in full force and effect; and if such provision pertains to repayment of the Borrowers' Obligations, then, at the option of the Bank, all of the Borrowers' Obligations to the Bank shall become immediately due and payable.

      12.13 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be considered an original for all purposes; provided, however, that all such counterparts shall together constitute one and the same instrument.

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      12.14 ENTIRE AGREEMENT BY THE PARTIES. This Agreement and the other
Financing Documents constitute the full and complete agreement by the parties concerning the subject matter to which they pertain and shall not be varied by any oral agreement or course of dealing by the parties.

      12.15 CAPTIONS AND HEADINGS. The captions and headings contained in this Agreement are included herein for convenience of reference only and shall not be considered a part hereof and are not in any way intended to limit or enlarge the terms hereof.

      12.16 BORROWERS' OBLIGATIONS ABSOLUTE AND UNCONDITIONAL. All of the Borrower's Obligations shall be absolute and unconditional, irrespective of any set-off or counterclaim or the genuineness, validity, priority or enforceability of this Agreement or any of the other Financing Documents or any other circumstance which might otherwise constitute a legal or equitable discharge.

      12.17 CONTROLLING AGREEMENT. In order to satisfy the requirements of EXIMBANK relating to the EXIMBANK Guaranty, the Borrowers have executed and the Bank has acknowledged the EXIMBANK Borrower Agreement of even date herewith in favor of EXIMBANK. As between the Bank and the Borrowers, the terms of this Agreement shall control the terms upon which the Commitment has been extended and the conditions under which Loan advances may be made to the Borrowers and Letters of Credit may be issued for the account of the Borrowers.

      12.18    MO. REV. STAT. SECTION 432.045 NOTICE.

               The  following  notice is given to comply with Mo.  Rev.  Stat.
Section 432.045:

               ORAL AGREEMENTS OR COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT INCLUDING PROMISES TO EXTEND OR RENEW SUCH DEBT ARE NOT ENFORCEABLE. TO PROTECT THE BORROWERS AND THE BANK FROM MISUNDERSTANDING OR DISAPPOINTMENT, ANY AGREEMENTS REACHED BY THE BORROWERS AND THE BANK COVERING SUCH MATTERS ARE CONTAINED IN THIS WRITING, WHICH IS THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN THE PARTIES HERETO, EXCEPT AS THE PARTIES HERETO MAY LATER AGREE IN WRITING TO MODIFY IT.

      12.19    K.S.A. 16-117 AND 16-118 NOTICE.

               The following notice is given to comply with K.S.A. 16-117 and 16-118.

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               THIS IS THE FINAL EXPRESSION OF THE LETTER OF CREDIT, LOAN AND
SECURITY AGREEMENT BETWEEN BORROWERS AND BANK. THIS LETTER OF CREDIT, LOAN AND SECURITY AGREEMENT CANNOT BE CONTRADICTED BY EVIDENCE OF ANY PRIOR ORAL CREDIT AGREEMENT OR OF A CONTEMPORANEOUS ORAL CREDIT AGREEMENT BETWEEN BORROWERS AND BANK. THE FOLLOWING SPACE (WHICH THE PARTIES HERETO AGREE IS SUFFICIENT SPACE) IS PROVIDED FOR THE PLACEMENT OF NONSTANDARD TERMS, IF ANY (IF THERE ARE NO NONSTANDARD TERMS TO BE ADDED, STATE "NONE"):

               ______________NONE________________________
               __________________________________________
               __________________________________________


                            [SIGNATURES ON NEXT PAGE]




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               BY SIGNING BELOW, BORROWERS AND BANK HEREBY AFFIRM THAT THERE IS
NO UNWRITTEN ORAL CREDIT AGREEMENT BETWEEN THEMSELVES WITH RESPECT TO THE SUBJECT MATTER OF THIS WRITTEN CREDIT AGREEMENT.

      IN WITNESS WHEREOF, the Borrowers and the Bank have caused this Agreement to be duly executed, sealed and delivered by their duly authorized officers, all as of the day and year first above written.

ATTEST/WITNESS:                       AIRPORT SYSTEMS INTERNATIONAL, INC.


___________________________           By: ___________________________(SEAL)
                                      Name: ________________________,
                                      Title: _______________________


                                      DCI, INC.
WITNESS:

___________________________           By: __________________________(SEAL)
                                      Name: ________________________,
                                      Title: _______________________


WITNESS:                              BANK OF AMERICA, N.A.


___________________________          By: __________________________(SEAL)
                                      Name: ________________________,
                                      Title: _______________________




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